As filed with the Securities and Exchange Commission on April 22, 1997
                                                Securities Act File No. 33-20827
                                        Investment Company Act File No. 811-5518
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [x]

                         Pre-Effective Amendment No. __                      [ ]
                        Post-Effective Amendment No. 44                      [x]


                                       and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [x]

                               Amendment No. 46                              [x]


                             --------------------

                               THE RBB FUND, INC.

     (Government Securities Portfolio: RBB Family Class; BEA International Equity Portfolio: BEA Class, BEA Investor Class and BEA Advisor Class; BEA High Yield Portfolio: BEA Class, BEA Investor Class and BEA Advisor Class; BEA Emerging Markets Equity Portfolio: BEA Class, BEA Investor Class and BEA Advisor Class; BEA U.S. Core Equity Portfolio: BEA Class; BEA U.S. Core Fixed Income
Portfolio: BEA Class; BEA Strategic Global Fixed Income Portfolio: BEA Class; BEA Municipal Bond Fund Portfolio: BEA Class; BEA Balanced Fund Portfolio: BEA Class; BEA Short Duration Portfolio: BEA Class; BEA Global Telecommunications
Portfolio: BEA Investor Class and BEA Advisor Class; NI Micro Cap Fund: NI Class; NI Growth Fund: NI Class; NI Growth & Value Fund: NI Class; Boston Partners Large Cap Value Fund: Boston Partners Advisor Class, Boston Partners Institutional Class and Boston Partners Investor Class; Boston Partners Mid Cap Value Fund: Boston Partners Institutional Class and Boston Partners Investor Class; Money Market Portfolio: RBB Family Class, Cash Preservation Class, Sansom Street Class, Bedford Class, Janney Class, Beta Class, Gamma Class, Delta Class, Epsilon Class, Zeta Class, Eta Class and Theta Class; Municipal Money Market
Portfolio: RBB Family Class, Cash Preservation Class, Sansom Street Class, Bedford Class, Bradford Class, Janney Class, Beta Class, Gamma Class, Delta Class, Epsilon Class, Zeta Class, Eta Class and Theta Class; Government Obligations Money Market Portfolio: Sansom Street Class, Bedford Class, Bradford Class, Janney Class, Beta Class, Gamma Class, Delta Class, Epsilon Class, Zeta Class, Eta Class and Theta Class; New York Municipal Money Market Portfolio:
Bedford Class, Janney Class, Beta Class, Gamma Class, Delta Class, Epsilon Class, Zeta Class, Eta Class and Theta Class)

      --------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)
                         Bellevue Park Corporate Center
                         400 Bellevue Parkway, Suite 100
                              Wilmington, DE 19809
                    (Address of Principal Executive Offices)
                      ------------------------------------
                  Registrant's Telephone Number: (302) 792-2555

                                   Copies to:

      GARY M. GARDNER, ESQUIRE                      MICHAEL P. MALLOY, ESQUIRE
      PNC Bank, National Association                Drinker Biddle & Reath LLP
      1600 Market Street, 28th Floor                1100 PNB Building
      Philadelphia, PA 19103                        1345 Chestnut Street
      (Name and Address of Agent for Service)       Philadelphia, PA  19107-3496


     It is proposed that this filing will become effective (check appropriate box)

          [x]    immediately upon filing pursuant to paragraph (b)

          [ ]    on (date) pursuant to paragraph (b)

          [ ]    60 days after filing pursuant to paragraph (a)(1)

          [ ]    on (date) pursuant to paragraph (a)(1)

          [ ]    75 days after filing pursuant to paragraph (a)(2)

          [ ]    on (date) pursuant to paragraph (a)(2) of Rule 485

 If appropriate, check the following box:

          [] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has elected to register an indefinite number of shares of common stock of each of the seventy-nine classes registered hereby under the Securities Act of 1933. Registrant filed its notice pursuant to Rule 24f-2 for the fiscal year ended August 31, 1996 on October 28, 1996.

         The purpose of this Post-Effective Amendment is to fulfill Registrant's undertaking to file unaudited financial statements within four to six months of the effective date of its registration statement with respect to the Boston Partners Large Cap Value Fund (the "Fund"), a portfolio of The RBB Fund, Inc. Financial Statements have been provided for the Institutional and Investor classes of the Fund. The Advisor class of the Fund had not commenced operations as of the date of this Post-Effective Amendment.

                               THE RBB FUND, INC.
                     (BOSTON PARTNERS INSTITUTIONAL CLASS OF
                    THE BOSTON PARTNERS LARGE CAP VALUE FUND)


                              CROSS REFERENCE SHEET

                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933

FORM N-1A ITEM                                LOCATION

   Part A                                     Prospectus

1. Cover Page .............................   Cover Page

2. Synopsis ...............................   Introduction

3. Condensed Financial Information ........   Financial Highlights

4. General Description of Registrant ......   Cover Page; Introduction;
                                              Investment Objectives and
                                              Policies; Investment Limitations;
                                              Risk Factors

5. Management of the Fund .................   Management

5A.Management's Discussion
     of Fund Performance ..................   Not Applicable

6. Capital Stock and Other Securities .....   Cover Page; Dividends and
                                              Distributions; Taxes; Multi-Class
                                              Structure; Description of Shares

7. Purchase of Securities Being Offered ...   How to Purchase Shares; Net Asset
                                              Value

8. Redemption or Repurchase ...............   How to Redeem Shares; Net Asset
                                              Value

9. Legal Proceedings ......................   Not Applicable

                               THE RBB FUND, INC.
                       (BOSTON PARTNERS INVESTOR CLASS OF
                    THE BOSTON PARTNERS LARGE CAP VALUE FUND)


                              CROSS REFERENCE SHEET

                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933

FORM N-1A ITEM                                 LOCATION

    Part A                                     Prospectus


1.  Cover Page..............................   Cover Page

2.  Synopsis................................   Introduction

3.  Condensed Financial Information.........   Financial Highlights

4.  General Description of Registrant.......   Cover Page; Introduction;
                                               Investment Objectives and
                                               Policies; Investment Limitations;
                                               Risk Factors

5.  Management of the Fund..................   Management

5A. Management's Discussion
      of Fund Performance...................   Not Applicable

6.  Capital Stock and Other Securities......   Cover Page; Dividends and
                                               Distributions; Taxes; Multi-Class
                                               Structure; Description of Shares

7.  Purchase of Securities Being Offered....   How to Purchase Shares; Net Asset
                                               Value

8.  Redemption or Repurchase................   How to Redeem Shares; Net Asset
                                               Value

9.  Legal Proceedings.......................   Not Applicable

                               THE RBB FUND, INC.
        (BOSTON PARTNERS INSTITUTIONAL CLASS, ADVISOR AND INVESTOR CLASS
                  OF THE BOSTON PARTNERS MID LARGE VALUE FUND)


     PART B                                  STATEMENT OF ADDITIONAL INFORMATION


10.  Cover Page...........................   Cover Page

11.  Table of Contents....................   Contents

12.  General Information and History......   General

13.  Investment Objectives and Policies...   Investment Objectives and Policies

14.  Management of the Fund...............   Directors and Officers; Investment
                                             Advisory, Distribution and
                                             Servicing Arrangements

15.  Control Persons and Principal
       Holders of Securities..............   Miscellaneous

16.  Investment Advisory and Other
       Services...........................   Investment Advisory, Distribution
                                             and Servicing Arrangements; See
                                             Prospectus - "Management"

17.  Brokerage Allocation and Other
       Practices..........................   Portfolio Transactions

18.  Capital Stock and Other Securities...   Additional Information Concerning
                                             Fund Shares; See Prospectus -
                                             "Dividends and Distributions"
                                             "Multi-Class Structure" and
                                             "Description of Shares"

19.  Purchase, Redemption and Pricing of
       Securities Being Offered...........   Purchase and Redemption
                                             Information; Valuation of Shares;
                                             See Prospectus - "How to Purchase
                                             Shares", "How to Redeem Shares"
                                             and "Distribution of Fund Shares"

20.  Tax Status...........................   Taxes; See Prospectus - "Taxes"

21.  Underwriters.........................   Not Applicable

22.  Calculation of Performance Data......   Performance Information

23.  Financial Statements.................   Miscellaneous

                    THE BOSTON PARTNERS LARGE CAP VALUE FUND

                                       OF

                               THE RBB FUND, INC.

                               INSTITUTIONAL CLASS

                         SUPPLEMENT DATED APRIL 29, 1997
                    TO THE PROSPECTUS DATED DECEMBER 1, 1996

FINANCIAL HIGHLIGHTS

                  THE FOLLOWING FINANCIAL HIGHLIGHTS ARE ADDED TO THE PROSPECTUS AFTER PAGE 2:

                              FINANCIAL HIGHLIGHTS


     The "Financial Highlights" presented below set forth certain investment results for shares of the Institutional Class of the Boston Partners Large Cap Value Fund. Shares of the Institutional Class were first issued on January 2, 1997. The financial data included in this table has been derived from unaudited financial statements which are included in and incorporated by reference into the Statement of Additional Information. The financial data should be read in conjunction with such financial statements. Further information about the performance of the Boston Partners Large Cap Value Fund is available in the Semi-Annual Report to Shareholders. Both the Statement of Additional Information and the Semi-Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                                                       For the Period January 2,
                                                        1997* through March 31,
                                                                  1997
                                                               (UNAUDITED)
                                                       -------------------------
                                                          INSTITUTIONAL CLASS
                                                       -------------------------


PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period...................        $ 10.00

Net investment income (1)..............................           0.03
Net realized and unrealized gain on
  investments(2).......................................           0.30

Net increase in net assets resulting
  from operations......................................           0.33

Net asset value, end of period.........................        $ 10.33

Total investment return(3).............................           3.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)........................        $ 7,631
Ratio of expenses to average net
  assets***(1)(4)......................................           1.00%
Ratio of net investment income to
  average net assets***(1).............................           1.31%
Portfolio turnover rate****............................          29.00%
Average commission rate per share(5)...................        $0.0383

----------
   *     Commencement of operations.
  ** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distribtuions.
 ***     Annualized.
****     Not annualized.
(1)      Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended March 31, 1997 would have been 3.66% for the Institutional Class.

(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period subject to such commissions.

HOW TO PURCHASE SHARES

     THE LAST PARAGRAPH ON PAGE 7 OF THE PROSPECTUS IN THE SECTION TITLED "HOW TO PURCHASE SHARES" IS REVISED TO READ IN ITS ENTIRETY AS FOLLOWS:

     "Shares may be purchased by principals and employees of the Adviser and by their spouses and children, either directly or through their individual retirement accounts, and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitations."


PURCHASES THROUGH INTERMEDIARIES


     THE FOLLOWING PARAGRAPHS ARE ADDED TO THE PROSPECTUS AFTER THE THIRD FULL PARAGRAPH ON PAGE 8:


"PURCHASES THROUGH INTERMEDIARIES

     Shares of the Fund may be available through certain broker-dealers, financial institutions and other industry professionals (collectively, "Service Organizations"), which may impose certain conditions on their clients or customers that invest in the Fund that are in addition to or different than those described in this Prospectus, and may charge their clients or customers direct fees. Generally, programs sponsored by Service Organizations do not require customers to pay a transaction fee in connection with purchases. Certain features of the Fund, such as the initial and subsequent investment minimums and certain exchange restrictions, may be modified or waived by Service Organizations in connection with omnibus accounts maintained by them. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Fund shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers.

     Service Organizations that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.

     For administration, subaccounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service
Organizations and certain recordkeeping organizations a fee of up to .35% (the "Service Fee") of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. A portion of the Service Fee may be borne by the Fund as a transfer agency fee. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

EXCHANGE PRIVILEGE

     The exchange privilege will be available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Institutional Shares of another Boston Partners Fund after it commences operations, up to three (3) times per year. Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Boston Partners Fund for which Shares will be exchanged next determined after PFPC's receipt of a request for an exchange. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes."

     A shareholder wishing to make an exchange may do so by sending a written request to PFPC. In order to request exchanges by telephone, a shareholder must have completed and returned an account application containing a telephone election. To add a telephone exchange feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange by calling (888) 261-4073. RBB will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if RBB does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone instructions. Neither RBB nor PFPC will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that it reasonably believes to be genuine.

     RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions.

     For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

     If the exchanging shareholder does not currently own Institutional Shares of the Boston Partners Fund for which Shares will be exchanged, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an Eligible Guarantor Institution as defined by rules issued by the SEC, including banks, brokers, dealers, credit unions, national securities exchanges and savings associations. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

     If an exchange is to a new account in the Boston Partners Fund for which Shares will be exchanged, the dollar value of Institutional Shares acquired must equal or exceed RBB's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

EXCHANGE PRIVILEGE LIMITATIONS

     The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transactions costs, the Fund has established a policy of limiting excessive exchange activity.

     Shareholders are entitled to three (3) substantive exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from the Boston Partners Fund for which Shares will be exchanged) that is deemed to be disruptive to efficient portfolio management."

TAXES

     THE FOLLOWING SHOULD BE ADDED AS THE SECOND PARAGRAPH ON PAGE 11 OF THE
PROSPECTUS:

     "Shareholders who exchange shares representing interests in one Fund for Shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes."

OTHER INFORMATION

HISTORICAL PRO-FORMA PERFORMANCE INFORMATION

     THE "HISTORICAL PRO-FORMA PERFORMANCE INFORMATION" SECTION ON PAGE 12 OF THE PROSPECTUS IS REVISED IN ITS ENTIRETY TO READ AS FOLLOWS:

"HISTORICAL PRO-FORMA PERFORMANCE INFORMATION


     For the period from inception (January 2, 1997) through March 31, 1997, the total return since inception (not annualized) for the Institutional Class of Shares of the Fund was as follows:

For the period ended March 31, 1997
                                                                         Since
                                                                       INCEPTION
                                                                       ---------
         Boston Partners Large Cap Value Fund ......................     3.30%
         (Institutional Class)


     The total return assumes the reinvestment of all dividends and capital gains and reflects fee waivers in effect. Without these waivers, the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Performance and Yield Information" in the Statement of Additional Information.

     The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis for periods ended March 31, 1997. The Composite is comprised of institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have longer operating histories than the Fund, which commenced operations on January 2, 1997. The Composite performance information includes the reinvestment of dividends received in the underlying securities and is net of investment advisory fees and expenses. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. These accounts have lower investment advisory fees than the Fund and the Composite performance figures would have been lower if subject to the higher fees and expenses incurred by the Fund. The past performance of the funds and accounts which comprise the Composite is not indicative of or a substitute for the future performance of the Fund. These private accounts are not subject to the same investment limitations, diversification requirements and other restrictions which are imposed upon mutual funds under the 1940 Act and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composites. Listed below the performance history for the Composite is a comparative index comprised of securities to those in which accounts contained in the Composite are invested.


For the periods ended March 31, 1997


                                                                        Since
                                            ONE YEAR                  INCEPTION
                                            --------                  ----------
Composite Performance......................  23.89%                     28.90%*
S&P 500 Stock Index........................  19.82%                     23.79%


     The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

*    The Adviser commenced managing these accounts on June 1, 1995."

THE ACCOUNT APPLICATION
(INSTITUTIONAL CLASS)

     The revised account application attached hereto should be used in place of the application contained in the Prospectus.

                     BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                                [GRAPHIC OMITTED]

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                                (INVESTOR CLASS)

ACCOUNT APPLICATION
PLEASE NOTE: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073

1
Account
Registration:

                  (Please check the appropriate box(es) below.)
                    [] Individual   [] Joint Tenant   [] Other


     ---------------------------------------------------------------------------
     NAME                    SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

     ---------------------------------------------------------------------------
     NAME OF JOINT OWNER         JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID  #
     For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

--------------
GIFT TO MINOR:        [] UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
--------------


     ---------------------------------------------------------------------------
     NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

     ---------------------------------------------------------------------------
     NAME OF MINOR (ONLY ONE PERMITTED)

     ---------------------------------------------------------------------------
     MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH

------------------
CORPORATION,
PARTNERSHIP, TRUST
OR OTHER ENTITY:
------------------

2
Mailing
Address:

     ---------------------------------------------------------------------------
     NAME OF CORPORATION, PARTNERSHIP, OR OTHER            NAME(S) OF TRUSTEE(S)

     ---------------------------------------------------------------------------
     TAXPAYER IDENTIFICATION NUMBER

     ---------------------------------------------------------------------------
     STREET OR P.O. BOX AND/OR APARTMENT NUMBER

     ---------------------------------------------------------------------------
     CITY                      STATE                                    ZIP CODE

     ---------------------------------------------------------------------------
     DAY PHONE NUMBER                                       EVENING PHONE NUMBER

3
Investment
Information:


     Minimum initial  investment of $2,500     Amount of investment $___________


     Make the check payable to Boston Partners Large Cap Value Fund.

     Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.

------------
DISTRIBUTION
OPTIONS:
------------

     NOTE: Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

     DIVIDENDS []    Pay by check []    Reinvest []

     CAPITAL GAINS []    Pay by check []    Reinvest []

----------
SYSTEMATIC
WITHDRAWAL
PLAN:
----------


     To select this portion please fill out the information below:

     Amount__________________________   Startup Month___________________________

     Frequency Options:     Annually  []      Monthly  []      Quarterly  []

     - A minimum account value of $10,000 in a single account is required to establish a Systematic Withdrawal Plan
     - Payments will be made on or near the 25th of the month

     Please check one of the following options:  ________ Please mail checks to
                                                          Address of Record
                                                          (Named in Section 2)

                                                ________ Please electronically
                                                          credit my Bank of
                                                          Record (Named in
                                                          Section 5)

4
Telephone
Exchange and Redemption:



     To use this option, you must initial the appropriate line below.


     I authorize theTransfer Agent to accept instructions from any persons to redeem or exchange shares in my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's current prospectus.


     ---------------------  ---------------------
       individual initial       joint initial       Redeem shares, and send the
                                                    proceeds to the address of
                                                    record.


     ---------------------  ---------------------
       individual initial       joint initial       Exchange  shares for shares
                                                    of another Boston Partners
                                                    Fund.


5
Automatic Investment Plan:

     The Automatic Investment Plan which is available to shareholders of the Fund, makes possible regularly scheduled purchases of Fund shares to allow dollar-cost averaging.The Fund's Transfer Agent can arrange for an amount of money selected by you to be deducted from your checking account and used to purchase shares of the Fund.

     Please debit $_________ from my checking account (named below) on or about the 20th of the month. PLEASE ATTACH AN UNSIGNED, VOIDED CHECK.
     [] Monthly    [] Every Alternate Month    [] Quarterly    [] Other


---------------
BANK OF RECORD:
---------------


     ---------------------------------------------------------------------------
     BANK NAME                                        STREET ADDRESS OR P.O. BOX

     ---------------------------------------------------------------------------
     CITY                      STATE                                    ZIP CODE

     ---------------------------------------------------------------------------
     BANK ABA NUMBER                                         BANK ACCOUNT NUMBER

6
Signatures:

     The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for the Fund in which I (we) am (are) investing.
     Under the Interest andDividend Tax Compliance Act of 1983, the Fund is required to have the following certification:
     Under penalties of perjury, I certify that:
     (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to), and
     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by theInternalRevenue Service that I am subject to 31% backup withholding as a result of a failure to report all Interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

     ---------------------------------------------------------------------------
     SIGNATURE OF APPLICANT                                       DATE

     ---------------------------------------------------------------------------
     PRINT NAME                                            TITLE (IF APPLICABLE)

     ---------------------------------------------------------------------------
     SIGNATURE OF JOINT OWNER                                     DATE

     ---------------------------------------------------------------------------
     PRINT NAME                                            TITLE (IF APPLICABLE)

     (If you are signing for a corporation, you must indicate corporate office or title.If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)
     For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.
     MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO: THE BOSTON PARTNERS LARGE CAP VALUE FUND

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                              (Institutional Class)
                                       of
                               The RBB Fund, Inc.


     Boston Partners Large Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of Institutional Class ("Shares") offered by this Prospectus represent an interest in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks and securities convertible into common stocks. It seeks to achieve such objective by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with a market capitalization of primarily $1 billion or greater and identified by Boston Partners Asset Management, L.P. (the "Adviser") as value companies. The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 1, 1996, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The Prospectus and the Statement of Additional Information is available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov). It may be obtained free of charge from the Fund by calling (800) 311-9783 or 9829.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                     December 1, 1996

                                  INTRODUCTION


     RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate nineteen separate investment portfolios. The Shares offered by this Prospectus represents an interest in the Boston Partners Large Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.



FEE TABLE


     The following tables illustrate all expenses and fees (after expected fee waivers and expenses reimbursements) that a shareholder would incur in the Fund.
The expenses and fees in the tables are based on expenses expected to be incurred for the current fiscal year ending August 31, 1997.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
ASSETS) AFTER EXPENSE WAIVERS*

        Management Fees (after waivers)**.............      0.71%
        12b-1 Fees (after waivers)**..................      0.04%
        Other Expenses................................      0.25%
                                                            ----
        Total Fund Operating Expenses (after waivers)       1.00%
                                                            ====




*    In the absence of expense  waivers,  fees and expenses would be as follows:
     Management  Fees:  0.75%;  12b-1  Fees:  0.15%;  and Total  Fund  Operating
     Expenses: 1.15%.

** Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly.


EXAMPLE

               An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:


                                    One Year       Three Years
                                    --------       -----------
Boston Partners Large
Cap Value Fund.........               $10              $32



     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects a voluntary waiver of "Management fees" for the Fund. However, there can be no assurance that any future waivers of Management fees will not vary from the figure reflected in the Fee Table. To the extent any service providers assume additional expenses of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses After Expense Reimbursements and Waivers" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     No financial data is supplied for the Fund because, as of the date of this Prospectus, the Fund has no performance history.

                       INVESTMENT OBJECTIVES AND POLICIES



     The Fund's investment objective is to provide long-term growth of capital with current income as a secondary objective. The Fund seeks to achieve its objective by investing at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities such as common stocks and securities convertible into common stocks, of issuers with a market capitalization of $1 billion or greater, and identified by the Adviser as value companies.

     The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.



     The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earning power, growth features and other investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.


     The Fund may invest up to 20% of its total assets in securities of foreign issuers. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the U.S. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.


     Under normal market conditions, the Fund will invest a minimum of 65% of its total assets in securities of issuers with a market capitalization of $1 billion or greater.


     The Fund may invest the remainder of its total assets in equity securities of issuers with lower capitalization; mutual funds; derivative securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. government or government agencies.


     In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, convertible securities, repurchase and reverse repurchase agreements and dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objectives and Policies" in the Statement of Additional Information.

     The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940 (the "1940 Act") and as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.


     The Fund may also lend its portfolio securities to financial institutions in accordance with the investment restrictions as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund's securities will be fully collateralized and marked to market daily.


     The Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures. Money market instruments which may be so held are described under "Investment Objectives and Policies" in the Statement of Additional Information.


     The Fund's investment objective and the policies described above may be changed by the RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing an interest in the Fund. Such changes may result in the Fund having investment objectives which differ from those an investor may have considered at the time of investment.


                             INVESTMENT LIMITATIONS

     The Fund may not change the following investment limitations without the affirmative vote of the holders of a majority of the Fund's outstanding Shares. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

          The Fund may not:


               1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

               2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

               3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.


PORTFOLIO TURNOVER


     The Fund may make changes in its underlying securities holdings consistent with the Adviser's investment recommendation. The Fund retains the right to sell securities irrespective of how long they have been held. Federal income tax law may restrict the extent to which the Fund may engage in short-term trading activities. See "Taxes" in the Statement of Additional Information for a discussion of such federal income tax law restrictions. The Adviser estimates that the annual turnover in the Fund will be approximately 75%.



                                  RISK FACTORS


     As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The net asset value per share of Shares representing an interest in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. Other risk factors are discussed above under "Investment Objectives and Policies" and in the Statement of Additional Information under "Investment Objectives and Policies."

                                   MANAGEMENT

BOARD OF DIRECTORS

     The business and affairs of RBB and the Fund are managed under the direction of the RBB's Board of Directors.

INVESTMENT ADVISER


     Boston Partners Asset Management, L.P., located at One Financial Center, 43rd Floor, Boston, Massachusetts 02111, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of October 31, 1996, in excess of $7.0 billion.

               Subject to the supervision and direction of the Trust's Board of Trustees, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund.


PORTFOLIO MANAGEMENT


     The day-to-day portfolio management of the Fund is the responsibility of Mark E. Donovan and Wayne S. Sharp who are senior portfolio managers of the Adviser. Mr. Donovan is Vice Chairman of the Adviser's Equity Strategy Committee which oversees the investment activities of the Adviser's $1.9 billion of Large Capitalization Core Value institutional equity assets under management. Prior to joining the Adviser on April 16, 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.'s Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst and has over fourteen years of investment experience. Ms. Sharp is a member of the Adviser's Equity Strategy Committee and has over twenty years of investment experience. Prior to joining the Adviser on April 16, 1995, Ms. Sharp was a Senior Vice President and member of the Equity Policy Committee of The Boston Company Asset Management, Inc. Ms. Sharp is also a Chartered Financial Analyst.



ADMINISTRATOR


     PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN


     PNC Bank, National Association ("PNC Bank") serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent. PFPC's principal offices are located at 400 Bellevue Parkway, Wilmington, Delaware 19809.


EXPENSES


     The expenses of the Fund are deducted from its total income before dividends are paid. These expenses include, but are not limited to, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with any of the Fund's investment advisers, sub-advisers or the Fund's distributor, taxes, interest, legal fees, custodian fees, auditing fees, brokerage fees and commissions, certain of the fees and expenses of registering and qualifying the Fund and the Shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders that are not attributable to a particular class of shares of RBB, the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of RBB, fidelity bond and directors and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by the Adviser under its investment advisory agreement with respect to the Fund. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios at the time such expenses are incurred. Distribution expenses, transfer agency expenses, expenses of preparation, printing and distributing prospectuses, statements of additional information, proxy statements and reports to shareholders, and registration fees, identified as belonging to a particular class, are allocated to such class.


     The Adviser may assume expenses of the Fund from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Fund for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing the Fund's expense ratio and of decreasing yield to investors.

PORTFOLIO TRANSACTIONS

     The Adviser may consider a number of factors in determining which brokers to use in purchasing or selling the Fund's securities. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. Transactions for the Fund may be effected through broker/dealers, subject to the requirements of best execution. The Fund may enter into brokerage transactions with and pay brokerage commissions to brokers that are affiliated persons (as such term is defined in the 1940 Act) provided that the terms of the brokerage transactions comply with the provisions of the 1940 Act.


                             DISTRIBUTION OF SHARES

     Counsellors Securities Inc. (the "Distributor"), a wholly owned subsidiary of Warburg, Pincus Counsellors, Inc., with offices at 466 Lexington Avenue, New York, New York, acts as distributor for the Shares pursuant to a distribution contract (the "Distribution Contract") with RBB on behalf of the Shares.


     The Board of Directors of the Fund approved and adopted a Distribution Contract and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid monthly, of up to 0.15% on an annualized basis of the average daily net assets of the Fund. The actual amount of such compensation under the Plan is agreed upon by the RBB's Board of Directors and by the Distributor. Under the Distribution Contract, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.04% on the first $200 million of the average daily net assets of the Fund on an annualized basis in any year and 0.05% thereafter. Such compensation may be increased up to the amount permitted by the Plan, with the approval of the RBB Board of Directors. The Distributor may, in its discretion, from time to time waive voluntarily all or any portion of its distribution fee.

     Amounts paid to the Distributor under the Fund's 12b-1 Plan may be used by the Distributor to cover expenses that are related to (i) the sale of Institutional Shares of the Fund, (ii) ongoing servicing and/or maintenance of the accounts of shareholders of the Fund, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Institutional Shares of the Fund, all as set forth in the Fund's 12b-1 Plan. The Distributor may pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Fund the fee agreed to under the Distribution Contract. The Plan does not obligate the Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan on behalf of the Fund. Thus, under the Plan, even if the Distributor's actual expenses exceed the fee payable to the Distributor thereunder at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor's expenses are less than the fee it receives, the Distributor will retain the full amount of the fee.

     Under the terms of Rule 12b-1, the Plan will remain in effect only if approved at least annually by the RBB's Board of Directors, including those directors who are not "interested persons" of RBB as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("12b-1 Directors"). The Plan may be terminated at any time by vote of a majority of the 12b-1 Directors or by vote of a majority of the Fund's outstanding voting securities of the Fund. The fee set forth above will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed.




                             HOW TO PURCHASE SHARES

GENERAL


     Shares representing an interest in the Fund are offered continuously for sale by the Distributor. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Large Cap Value Fund" c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Large Cap Value Fund, must also appear on the check or Federal Reserve Draft. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $100,000 and subsequent investments must be at least $5,000. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundation or other related groups may be aggregated. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). Shares are offered at the next determined net asset value per share.

     The price paid for Shares purchased is based on the net asset value next computed after an order is received by the Fund or its agents. Such price will be the net asset value next computed after an order is received by the Fund or its agents prior to the close of the NYSE. Orders received by the Fund or its agents after its close of the NYSE are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

     Shares may be purchased by principals and employees of the Adviser, either directly or through their individual retirement accounts, and any pension and profit-sharing plan of the Adviser without being subject to the minimum investment limitations.

     Shareholders may not purchase shares of the Boston Partners Large Cap Value Fund with a check issued by a third party and endorsed over to the Fund. Checks for investment must be made payable to Boston Partners Large Cap Value Fund.

     An investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:


               A. Telephone the Funds' transfer agent, PFPC, toll- free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

               B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC:

                             PNC Bank, N.A.
                             Philadelphia, PA  19103
                             ABA Number:  0310-0005-3
                             CREDITING ACCOUNT NUMBER:  86-1108-2507
                             FROM:  (name of investor)
                             ACCOUNT NUMBER:  (Investor's account number
                               with the Fund)
                             FOR PURCHASE OF:  (name of the Fund)
                             AMOUNT:  (amount to be invested)

               C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process redemptions until it receives a fully completed and signed Application.

For subsequent investments, an investor should follow steps A and B above.

     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the automatic investing program should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.



                              HOW TO REDEEM SHARES


REDEMPTION BY MAIL

     Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Large Cap Value Fund c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption.


     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by an eligible guarantor institution, as defined by SEC rules.

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

TELEPHONE REDEMPTION

     A shareholder wishing to make a redemption by telephone may do so by following the procedures described below. Shareholders are automatically provided with telephone redemption privileges when opening an account, unless they indicate on the application that they do not wish to use this privilege. To add a telephone redemption feature to an existing account that previously did not provide for this option, a Telephone Redemption Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may contact PFPC by telephone to request the redemption at
(888) 261-4073. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if the Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone instructions. Neither the Fund nor PFPC will be liable for any loss, liability, cost or expense for following the Fund's telephone transaction procedures described below or for following instructions communicated by telephone that it reasonably believes to be genuine.

     The Fund's telephone transaction procedures include the following measures:
(1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account's Federal tax identification number and name of the Fund, all of which must match the Fund's records; (3) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (4) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (5) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions.

     For accounts held of record by a broker-dealer, trustee, custodian or other agent, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.



INVOLUNTARY REDEMPTION

     The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS


     In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that a portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.



                                 NET ASSET VALUE

     The net asset value for the Fund is calculated by adding the value of all its securities to cash and other assets, deducting its actual and accrued liabilities and dividing by the total number of Shares outstanding. The net asset value is calculated as of 4:00 p.m. Eastern Time on each Business Day.

     Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the RBB's Board of

Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.


     With the approval of the Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.



                           DIVIDENDS AND DISTRIBUTIONS


     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

     The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.




                                      TAXES

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation.


     The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, the Fund will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional Shares.

     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for Federal excise tax.

     Investors should be careful to consider the tax implications of buying Shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment.



                              MULTI-CLASS STRUCTURE


     The Fund has other classes of shares which may be offered directly to individual investors and financial planners pursuant to separate prospectuses. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of the Advisor and Investor Shares separately from Institutional Shares. Because of different fees paid by the Institutional Shares, the total return on such shares can be expected, at any time, to be different than the total return on Advisor and Investor Shares. Information concerning these other classes may be obtained by calling the Fund at (800) 311-9783 or 9829.



                              DESCRIPTION OF SHARES


     The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.47 billion shares are currently classified into 77 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information."


     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO BOSTON PARTNERS LARGE CAP VALUE CLASS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO BOSTON PARTNERS LARGE CAP VALUE CLASS.


     Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional
Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 6, 1996, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.

                                OTHER INFORMATION

REPORTS AND INQUIRIES


     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC Inc., the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.


SHARE CERTIFICATES


     In  the  interest  of  economy  and  convenience,   physical   certificates
representing Shares in the Fund are not normally issued.

HISTORICAL PERFORMANCE INFORMATION

     The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis for the period ended September 30, 1996. The Composite is comprised of institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have longer operating histories than the Fund, which had not commenced operations as of September 30, 1996. The Composite performance information includes the reinvestment of dividends received in the underlying securities and is net of investment advisory fees. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. These accounts have lower investment advisory fees than the Fund. In addition, the past performance of the accounts which comprise the Composite is not indicative of the future performance of the Fund. These private accounts are not subject to the same investment limitations, diversification requirements and other restrictions which are imposed upon mutual funds under the Investment Company Act of 1940 and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composites. Listed below the performance history for the Composite is a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.


                            For the Period Ended September 30, 1996

                                                                          Since
                                                   One Year             Inception*
                                                   --------             ----------

        Composite Performance                        20.6%                26.8%

        S&P 500 Stock Index                          20.3%                23.8%


* The Adviser commenced managing these accounts on June 1, 1995.

FUTURE PERFORMANCE INFORMATION

     From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune,
Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                             (INSTITUTIONAL SHARES)














                                   PROSPECTUS









                                                                December 1, 1996

NO  PERSON  HAS  BEEN   AUTHORIZED   TO  GIVE  ANY   INFORMATION   OR  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                       TABLE OF CONTENTS
                                                                           Page
                                                                           ----


INTRODUCTION...............................................................  2
INVESTMENT OBJECTIVES AND POLICIES.........................................  3
INVESTMENT LIMITATIONS.....................................................  5
RISK FACTORS...............................................................  7
MANAGEMENT.................................................................  7
DISTRIBUTION OF SHARES..................................................... 10
HOW TO PURCHASE SHARES..................................................... 11
HOW TO REDEEM SHARES....................................................... 13
NET ASSET VALUE............................................................ 15
DIVIDENDS AND DISTRIBUTIONS................................................ 16
TAXES   ................................................................... 16
MULTI-CLASS STRUCTURE...................................................... 17
DESCRIPTION OF SHARES...................................................... 17
OTHER INFORMATION.......................................................... 18




                               INVESTMENT ADVISER
                     Boston Partners Asset Management, L.P.
                              Boston, Massachusetts

                                    CUSTODIAN
                                 PNC Bank, N.A.
                           Philadelphia, Pennsylvania

                                 TRANSFER AGENT
                                    PFPC Inc.
                              Wilmington, Delaware

                                   DISTRIBUTOR
                           Counsellors Securities Inc.
                               New York, New York

                                     COUNSEL
                        Ballard Spahr Andrews & Ingersoll
                           Philadelphia, Pennsylvania

                             INDEPENDENT ACCOUNTANTS
                            Coopers & Lybrand L.L.P.
                           Philadelphia, Pennsylvania

                                   PROSPECTUS
                                 APRIL --, 1997


                                 BOSTON PARTNERS
                                    LARGE CAP
                                   VALUE FUND
                                (INVESTOR SHARES)
                     BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                               [GRAPHIC OMITTED]

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                                (INVESTOR CLASS)
                                       OF
                               THE RBB FUND, INC.


     Boston Partners Large Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Investor Class ("Shares") offered by this Prospectus represent interests in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks and securities convertible into common stocks. It seeks to achieve its objectives by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with a market capitalization of primarily $1 billion or greater and identified by Boston Partners Asset Management, L.P. (the "Adviser") as equity securities that possess value characteristics. The Adviser examines various factors in determining the value characteristics of such issuers, including but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated April --, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (800) 311-9783 or 9829. The Prospectus and the Statement of Additional Information are available for reference, along with other related material, on the SEC Internet Web Site (http://www.sec.gov).


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------



PROSPECTUS                                                       April --, 1997

INTRODUCTION
--------------------------------------------------------------------------------


     RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate twenty separate investment portfolios. The Shares offered by this Prospectus represent interests in the Boston Partners Large Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.


FEE TABLE


     The following tables illustrate all expenses and fees (after expected fee waivers and expense reimbursements) that a shareholder would incur in the Fund. The expenses and fees in the tables are based on expenses expected to be incurred for the initial fiscal period ending August 31, 1997.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
     AFTER FEE WAIVERS*

     Management fees (after waivers)**                                   0.71%
     12b-1 fees **                                                       0.25%
     Other Expenses                                                      0.29%
                                                                         ----
Total Fund Operating Expenses (after waivers)                            1.25%
                                                                         ====

*In the absence of fee waivers, Management Fees would be 0.75% and Total Fund Operating Expenses would be 1.29%.

**Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                       ONE YEAR      THREE YEARS
                                                       --------      -----------
     Boston Partners Large Cap Value Fund ..........     $13             $40


     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects a voluntary waiver of "Management Fees" for the Fund. However, the Adviser is under no obligation with respect to such waivers and there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses After Fee Waivers" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The "Financial Highlights" presented below set forth certain investment results for shares of the Investor Class of the Fund for the period indicated. The Investor class commenced operations on January 16, 1997. The financial data included in this table has been derived from unaudited financial statements, which are included in the Statement of Additional Information. The Financial Highlights should be read in conjunction with such financial statements. Further information about the performance of the Investor Class of the Fund is available in the Semi-Annual Report to Shareholders. Both the Statement of Additional Information and the Semi-Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                                                              FOR THE PERIOD
                                                             JANUARY 16, 1997*
                                                                 THROUGH
                                                              MARCH 31, 1997
                                                             -----------------
                                                                (UNAUDITED)
                                                                 INVESTOR
                                                             -----------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ........................     $10.20
                                                                  ------
Net investment income(1) ....................................       0.02
Net realized and unrealized gain on investments(2) ..........       0.11
                                                                  ------
Net increase in net assets resulting from operations ........       0.13
                                                                  ------
Net asset value, end of period ..............................     $10.33
                                                                  ======
Total investment return(3) ..................................       1.27%
                                                                  ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ...................       $113
Ratio of expenses to average net assets***(1)(4) ............       1.25%
Ratio of net investment income to average net assets***(1) ..       1.10%
Portfolio turnover rate**** .................................      29.00%
Average commission rate per share(5) ........................    $0.0383

-----------
   * Commencement of operations.
  ** Calculated based on shares outstanding on the first and last day of the period, except dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
 *** Annualized.
**** Not annualized.
(1)  Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended March 31, 1997 would have been 3.51% for the Investor Class.
 (5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period subject to such commissions.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------


     The Fund's investment objective is to provide long-term growth of capital with current income as a secondary objective. The Fund seeks to achieve its objectives by investing under normal market conditions at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities such as common stocks and securities convertible into common stocks, of issuers with a market capitalization of $1 billion or greater, and identified by the Adviser as equity securities possessing value characteristics.


     The Adviser examines various factors in determining the value characteristics of such issuers, including but not limited to price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.


     The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria. Major emphasis is placed on industries and issuers that are considered by the Adviser to have particular possibilities for long-term growth. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.

     The Fund may invest up to 20% of its total assets in securities of foreign issuers. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operating in the U.S. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.

     The Fund may invest the remainder of its total assets in equity securities of issuers with lower capitalizations; mutual funds; derivative securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. Government or government agencies.

     In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, convertible securities, repurchase agreements, reverse repurchase agreements, dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objectives and Policies" in the Statement of Additional Information.

     The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

     The Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund's securities will be fully collateralized and marked to market daily.

     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser would determine when market conditions warrant temporary defensive measures. Money market instruments which may be so held are described under "Investment Objectives and Policies" in the Statement of Additional Information.

     The Fund's investment objectives and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Fund. Such changes may result in the Fund having investment objectives which differ from those an investor may have considered at the time of investment.


INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

     The Fund may not change the following investment limitations without the affirmative vote of the holders of a majority of the Fund's outstanding Shares. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Fund may not:

         1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

         2. Purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.


         3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate outstanding borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

PORTFOLIO TURNOVER

     The Fund may make changes in its underlying securities holdings consistent with the Adviser's investment recommendation. The Fund retains the right to sell securities irrespective of how long they have been held. Federal income tax law may restrict the extent to which the Fund may engage in short-term trading activities. See "Taxes" in the Statement of Additional Information for a discussion of such federal income tax law restrictions. The Adviser estimates that the annual turnover in the Fund will be approximately 75%.

RISK FACTORS
--------------------------------------------------------------------------------


     As with other mutual funds, there can be no assurance that the Fund will achieve its objectives. The net asset value per share of Shares representing interests in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. Other risk factors are discussed above under "Investment Objectives and Policies" and in the Statement of Additional Information under "Investment Objectives and Polices."

     Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.


MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS


     The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.


INVESTMENT ADVISER


     Boston Partners Asset Management, L.P. located at One Financial Center, 43rd Floor Boston, Massachusetts 02111, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of April 1, 1997, in excess of $8 billion.

     Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is paid a monthly advisory fee computed at an annual rate of 0.75% of the Fund's average daily net assets.


PORTFOLIO MANAGEMENT


     The day-to-day portfolio management of the Fund is the responsibility of Mark E. Donovan and Wayne S. Sharp who are senior portfolio managers of the Adviser. Mr. Donovan is Vice Chairman of the Adviser's Equity Strategy Committee which oversees the investment activities of the Adviser's $2.4 billion of Large Capitalization Core Value institutional equity assets under management. Prior to joining the Adviser on April 16, 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.'s Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst and has over fourteen years of investment experience. Ms. Sharp is a member of the Adviser's Equity Strategy Committee and has over twenty years of investment experience. Prior to joining the Adviser on April 16, 1995, Ms. Sharp was a Senior Vice President and member of the Equity Policy Committee of The Boston Company Asset Management, Inc. Ms. Sharp is also a Chartered Financial Analyst.

ADMINISTRATOR

     PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. For its service, PFPC receives a fee calculated at an annual rate of .125% of the Fund's average daily net assets with a minimum annual fee of $75,000 payable monthly on a pro rata basis.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

     PNC Bank, National Association ("PNC Bank") serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent. PFPC's principal offices are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

EXPENSES


     The expenses of the Fund are deducted from its total income before dividends are paid. These expenses include, but are not limited to, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with the Adviser or the Fund's distributor, taxes, interest, legal fees, custodian fees, auditing fees, brokerage fees and commissions, certain of the fees and expenses of registering and qualifying the Fund and the Shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders that are not attributable to a particular class of shares of RBB, the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of RBB, fidelity bond and directors and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by the Adviser under its investment advisory agreement with respect to the Fund. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios at the time such expenses are incurred. Distribution expenses, transfer agency expenses, expenses of preparation, printing and distributing prospectuses, statements of additional information, proxy statements and reports to shareholders, and registration fees, identified as belonging to a particular class, are allocated to such class.

     The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expenses of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.


PORTFOLIO TRANSACTIONS


     Transactions for the Fund may be effected through broker/dealers, subject to the requirements of best execution. The Adviser may consider a number of factors in determining which brokers to use in purchasing or selling the Fund's securities. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. The Fund may enter into brokerage transactions with and pay brokerage commissions to brokers that are affiliated persons (as such term is defined in the 1940 Act) provided that the terms of the brokerage transactions comply with the provisions of the 1940 Act.

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

     Counsellors Securities Inc. (the "Distributor"), a wholly owned subsidiary of Warburg, Pincus Counsellors, Inc., with offices at 466 Lexington Avenue, New York, New York, acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.

     The Board of Directors of RBB approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Fund. The actual amount of such compensation under the Plan is agreed upon by RBB's Board of Directors and by the Distributor in the Distribution Agreement. The Distributor may, in its discretion, from time to time waive voluntarily all or any portion of its distribution fee.

     Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of Investor Shares of the Fund, (ii) ongoing servicing and/or maintenance of the accounts of shareholders of the Fund, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Shares of the Fund, all as set forth in the Plan. The Distributor may delegate some or all of these functions to Service Agents. See "How to Purchase Shares --Purchases Through Intermediaries.

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Fund the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor and payments may exceed distribution expenses actually incurred.

     Under the terms of Rule 12b-1, the Plan will remain in effect only if approved at least annually by the RBB's Board of Directors, including those directors who are not "interested persons" of RBB as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("12b-1 Directors"). The Plan may be terminated at any time by vote of a majority of the 12b-1 Directors or by vote of a majority of the Fund's outstanding voting securities of the Fund. The fee set forth above will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed.

     The Fund or its affiliates may, at its own expense, provide promotional incentives for qualified recipients who support the sale of shares of the Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding the Fund. The Fund or its affiliates may pay for travel, meals and lodging in connection with promotions. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund shares.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


GENERAL
     Shares representing interests in the Fund are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Large Cap Value Fund" c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Large Cap Value Fund, must also appear on the check or Federal Reserve Draft. Shareholders may not purchase shares of the Boston Partners Large Cap Value Fund with a check issued by a third party and endorsed over to the Fund. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $2,500 and subsequent investments must be at least $100. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding

Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Shares are offered at the next determined net asset value per share.

     The price paid for Shares purchased initially or acquired through the exercise of an exchange privilege is based on the net asset value next computed after an order is received provided such order is transmitted to and received by the Fund or its agents prior to the close of the NYSE. Orders received by the Fund or its agents after the close of the NYSE (currently 4:00 p.m. Eastern
Time) are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

     Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or her broker wire Federal Funds to PFPC. The Fund does not currently impose a service charge for effecting wire transfers, but reserves the right to do so in the future. An investor's bank or broker may impose a charge for this service. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

         A. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process redemptions until it receives a fully completed and signed application.

         B. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

         C. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC:

                  PNC Bank, N.A.
                  Philadelphia, PA 19103
                  ABA Number: 0310-0005-3
                  CREDITING ACCOUNT NUMBER: 86-1108-2507
                  FROM: (name of investor)
                  ACCOUNT NUMBER: (Investor's account number with the Fund) FOR PURCHASE OF: Boston Partners Large Cap Value Fund
                  AMOUNT: (amount to be invested)

For subsequent investments, an investor should follow steps B and C above.

PURCHASES THROUGH INTERMEDIARIES

     Shares of the Fund may be available through certain broker-dealers, financial institutions and other industry professionals (collectively, "Service Organizations"), which may impose certain conditions on their clients or customers that invest in the Fund, which are in addition to or different than those described in this Prospectus, and may charge their clients or customers direct fees. Generally, programs sponsored by Service Organizations do not require customers to pay a transaction fee in connection with purchases. Certain features of the Fund, such as the initial and subsequent investment minimums and certain exchange restrictions, may be modified or waived by Service Organizations in connection with omnibus accounts maintained by them. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Fund shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers.

     Service Organizations that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.

     For administration, subaccounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee of up to .35% (the "Service Fee") of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. A portion of the Service Fee may be borne by the Fund as a transfer agency fee. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

EXCHANGE PRIVILEGE

     The exchange privilege will be available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Investor Shares of another Boston Partners Fund after it commences operations, up to three (3) times per year. Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Boston Partners Fund for which Shares will be exchanged next determined after PFPC's receipt of a request for an exchange. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes."

     A shareholder wishing to make an exchange may do so by sending a written request to PFPC. In order to request exchanges by telephone, a shareholder must have completed and returned an account application containing a telephone election.  To add a  telephone  exchange  feature to an  existing  account  that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange by calling (888) 261-4073. RBB will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if RBB does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone instructions. Neither RBB nor PFPC will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that it reasonably believes to be genuine.

     RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions.

     For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                     BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                                [GRAPHIC OMITTED]

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                                (INVESTOR CLASS)

ACCOUNT APPLICATION
PLEASE NOTE: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073

1
Account
Registration:

                  (Please check the appropriate box(es) below.)
                    [] Individual   [] Joint Tenant   [] Other


     ---------------------------------------------------------------------------
     NAME                    SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

     ---------------------------------------------------------------------------
     NAME OF JOINT OWNER         JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID  #
     For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

--------------
GIFT TO MINOR:        [] UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
--------------


     ---------------------------------------------------------------------------
     NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

     ---------------------------------------------------------------------------
     NAME OF MINOR (ONLY ONE PERMITTED)

     ---------------------------------------------------------------------------
     MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH

------------------
CORPORATION,
PARTNERSHIP, TRUST
OR OTHER ENTITY:
------------------

2
Mailing
Address:

     ---------------------------------------------------------------------------
     NAME OF CORPORATION, PARTNERSHIP, OR OTHER            NAME(S) OF TRUSTEE(S)

     ---------------------------------------------------------------------------
     TAXPAYER IDENTIFICATION NUMBER

     ---------------------------------------------------------------------------
     STREET OR P.O. BOX AND/OR APARTMENT NUMBER

     ---------------------------------------------------------------------------
     CITY                      STATE                                    ZIP CODE

     ---------------------------------------------------------------------------
     DAY PHONE NUMBER                                       EVENING PHONE NUMBER

3
Investment
Information:


     Minimum initial  investment of $2,500     Amount of investment $___________


     Make the check payable to Boston Partners Large Cap Value Fund.

     Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.

------------
DISTRIBUTION
OPTIONS:
------------

     NOTE: Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

     DIVIDENDS []    Pay by check []    Reinvest []

     CAPITAL GAINS []    Pay by check []    Reinvest []

----------
SYSTEMATIC
WITHDRAWAL
PLAN:
----------


     To select this portion please fill out the information below:

     Amount__________________________   Startup Month___________________________

     Frequency Options:     Annually  []      Monthly  []      Quarterly  []

     - A minimum account value of $10,000 in a single account is required to establish a Systematic Withdrawal Plan
     - Payments will be made on or near the 25th of the month

     Please check one of the following options:  ________ Please mail checks to
                                                          Address of Record
                                                          (Named in Section 2)

                                                ________ Please electronically
                                                          credit my Bank of
                                                          Record (Named in
                                                          Section 5)

4
Telephone
Exchange and Redemption:



     To use this option, you must initial the appropriate line below.


     I authorize theTransfer Agent to accept instructions from any persons to redeem or exchange shares in my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's current prospectus.


     ---------------------  ---------------------
       individual initial       joint initial       Redeem shares, and send the
                                                    proceeds to the address of
                                                    record.


     ---------------------  ---------------------
       individual initial       joint initial       Exchange  shares for shares
                                                    of another Boston Partners
                                                    Fund.


5
Automatic Investment Plan:

     The Automatic Investment Plan which is available to shareholders of the Fund, makes possible regularly scheduled purchases of Fund shares to allow dollar-cost averaging.The Fund's Transfer Agent can arrange for an amount of money selected by you to be deducted from your checking account and used to purchase shares of the Fund.

     Please debit $_________ from my checking account (named below) on or about the 20th of the month. PLEASE ATTACH AN UNSIGNED, VOIDED CHECK.
     [] Monthly    [] Every Alternate Month    [] Quarterly    [] Other


---------------
BANK OF RECORD:
---------------


     ---------------------------------------------------------------------------
     BANK NAME                                        STREET ADDRESS OR P.O. BOX

     ---------------------------------------------------------------------------
     CITY                      STATE                                    ZIP CODE

     ---------------------------------------------------------------------------
     BANK ABA NUMBER                                         BANK ACCOUNT NUMBER

6
Signatures:

     The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for the Fund in which I (we) am (are) investing.
     Under the Interest andDividend Tax Compliance Act of 1983, the Fund is required to have the following certification:
     Under penalties of perjury, I certify that:
     (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to), and
     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by theInternalRevenue Service that I am subject to 31% backup withholding as a result of a failure to report all Interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

     ---------------------------------------------------------------------------
     SIGNATURE OF APPLICANT                                       DATE

     ---------------------------------------------------------------------------
     PRINT NAME                                            TITLE (IF APPLICABLE)

     ---------------------------------------------------------------------------
     SIGNATURE OF JOINT OWNER                                     DATE

     ---------------------------------------------------------------------------
     PRINT NAME                                            TITLE (IF APPLICABLE)

     (If you are signing for a corporation, you must indicate corporate office or title.If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)
     For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.
     MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO: THE BOSTON PARTNERS LARGE CAP VALUE FUND

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

     If the exchanging shareholder does not currently own Investor Shares of the Boston Partners Fund for which Shares will be exchanged, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an Eligible Guarantor Institution as defined by rules issued by the SEC, including banks, brokers, dealers, credit unions, national securities exchanges and savings associations. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

     If an exchange is to a new account in the Boston Partners Fund for which Shares will be exchanged, the dollar value of Investor Shares acquired must equal or exceed RBB's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.


EXCHANGE PRIVILEGE LIMITATIONS

     The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transactions costs, the Fund has established a policy of limiting excessive exchange activity.


     Shareholders are entitled to three (3) substantive exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases) that is deemed to be disruptive to efficient portfolio management.


AUTOMATIC INVESTING


     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the Automatic Investment Plan should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.


RETIREMENT PLANS


     Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Fund's transfer agent, PFPC, at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.


HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

REDEMPTION BY MAIL


     Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Large Cap Value Fund c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by an eligible guarantor institution, as defined by SEC rules.

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

TELEPHONE REDEMPTION


     A shareholder wishing to make a redemption by telephone may do so by following the procedures described below. In order to request redemptions by telephone, a shareholder must have completed and returned an account application containing a telephone redemption election. To add a telephone redemption feature to an existing account that previously did not provide for this option, a Telephone Redemption Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may contact PFPC by telephone to request the redemption at (888) 261-4073. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if the Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone instructions. Neither the Fund nor PFPC will be liable for any loss, liability, cost or expense for following the Fund's telephone transaction procedures described below or for following instructions communicated by telephone that it reasonably believes to be genuine.

     The Fund's telephone transaction procedures include the following measures:
(1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account's federal identification number and name of the Fund, all of which must match the Fund's records; (3) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (4) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (5) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions.


     For accounts held of record by a broker-dealer, trustee, custodian or other agent, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

SYSTEMATIC WITHDRAWAL PLAN


     If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Fund's transfer agent, PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price, which is net asset value next determined after the Fund's receipt of a redemption request. Redemption of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

     You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction showing the sources of the payment and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least seven Business Days prior to the end of the month preceding a scheduled payment.


INVOLUNTARY REDEMPTION

     The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS


     In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as permitted by the 1940 Act. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that it is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.


NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset value for each class of the Fund is calculated by adding the value of all of the Fund's securities to cash and other assets of the class, deducting the actual and accrued liabilities of each class and dividing by the total number of Shares of the class outstanding. The net asset value is calculated as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time on each Business Day.

     Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.


     With the approval of the Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

     The Fund will declare and pay dividends from net investment income annually, and pays them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

     The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, the Fund will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional Shares.


         Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.


     RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Investors should be careful to consider the tax implications of buying Shares just prior to a distribution. The price of Shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing Shares immediately prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

     Shareholders who exchange Shares representing interests in one Fund for Shares representing interests in another Fund will generally recognize gain or loss for federal income tax purposes.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------

     The Fund offers other classes of shares which are offered directly to institutional investors and financial planners pursuant to separate prospectuses. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of the Advisor and Institutional Shares separately from Investor Shares. Because of different fees paid by the Investor Shares, the total return on such shares can be expected, at any time, to be different than the total return on Advisor and Institutional Shares. Information concerning these other classes may be obtained by calling the Fund at (800) 311-9783 or 9829.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.47 billion shares are currently classified into 77 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information."

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BOSTON PARTNERS LARGE CAP VALUE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE BOSTON PARTNERS LARGE CAP VALUE FUND.

     Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in that portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

     RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

     Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional
Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of April 1, 1997, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.


OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC Inc., the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.

SHARE CERTIFICATES

     In  the  interest  of  economy  and  convenience,   physical   certificates
representing shares in the Fund are not normally issued.

HISTORICAL PRO-FORMA PERFORMANCE INFORMATION


     For the period from commencement of operations (January 16, 1997) through March 31, 1997, the total return (not annualized) for the Investor Class of Shares of the Fund was as follows:

For the Period Ended March 31, 1997
                                                                 Since
                                                               Inception
                                                               ---------
Boston Partners Large Cap Value Fund
  (Investor Shares) ...........................................   1.27%

     The total return assumes the reinvestment of all dividends and capital gains and reflects fee waivers in effect. Without these waivers, the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Performance and Yield Information" in the Statement of Additional Information.

     The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis for the period ended March 31, 1997. The Composite is comprised of institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have longer operating histories than the Fund, which commenced operations on January 16, 1997. The Composite performance information includes the reinvestment of dividends received in the underlying securities and is net of investment advisory fees and expenses. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. These accounts have lower investment advisory fees than the Fund and the Composite performance figures would have been lower if subject to the higher fees and expenses incurred by the Fund. The past performance of the funds and accounts which comprise the Composite is not indicative of or a substitute for the future performance of the Fund. These private accounts are not subject to the same investment limitations, diversification requirements and other restrictions which are imposed upon mutual funds under the 1940 Act and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composites. Listed below the performance history for the Composite is a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.

For the Periods Ended March 31, 1997
                                                                     Since
                                                  One Year         Inception
                                                  --------         ----------
     Composite Performance ..................      23.89%            28.90%*
     S&P 500 Stock Index ....................      19.82%            23.77%

     The S & P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.


* The Adviser commenced managing these accounts on June 1, 1995.

FUTURE PERFORMANCE INFORMATION


     From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. The Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NO  PERSON  HAS  BEEN   AUTHORIZED   TO  GIVE  ANY   INFORMATION   OR  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
INTRODUCTION ..........................................................        2
FINANCIAL HIGHLIGHTS ..................................................        3
INVESTMENT OBJECTIVES AND POLICIES ....................................        4
INVESTMENT LIMITATIONS ................................................        5
RISK FACTORS ..........................................................        6
MANAGEMENT ............................................................        6
DISTRIBUTION OF SHARES ................................................        7
HOW TO PURCHASE SHARES ................................................        8
HOW TO REDEEM SHARES ..................................................       11
NET ASSET VALUE .......................................................       13
DIVIDENDS AND DISTRIBUTIONS ...........................................       13
TAXES .................................................................       14
MULTI-CLASS STRUCTURE .................................................       14
DESCRIPTION OF SHARES .................................................       15
OTHER INFORMATION .....................................................       15


INVESTMENT ADVISER
Boston Partners Asset Management, L.P.
Boston, Massachusetts

CUSTODIAN
PNC Bank, N.A.
Philadelphia, Pennsylvania

TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

DISTRIBUTOR
Counsellors Securities Inc.
New York, New York


COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                 (INSTITUTIONAL, ADVISOR, AND INVESTOR CLASSES)

                                       OF

                               THE RBB FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April __, 1997



                  This Statement of Additional Information provides supplementary information pertaining to shares of the Advisor, Investor and Institutional Classes (the "Shares") representing interests in the Boston Partners Large Cap Value Fund (the "Fund") of The RBB Fund, Inc. ("RBB"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with one or more of the Prospectuses of the Fund, which are dated December 1, 1996 and April ___, 1997 in the case of the Investor Class Prospectus (together, the "Prospectus"). A copy of any of the Prospectuses may be obtained from the Fund by calling toll-free (800) 311-9783 or 9829.


                                    CONTENTS


                                                    INSTITUTIONAL/
                                                       ADVISOR      INVESTOR
                                                     PROSPECTUS    PROSPECTUS
                                             PAGE       PAGE          PAGE


General................................        2          2             1
Investment Objectives and Policies.....        2          4             4
Directors and Officers.................       12        N/A           N/A
Investment Advisory, Distribution
  and Servicing Arrangements...........       16          6             6
Portfolio Transactions.................       19          8             7
Purchase and Redemption Information....       21       9,13          8,11
Valuation of Shares....................       22         14            13
Performance Information ...............       22         18            16
Taxes..................................       24         15            14
Additional Information Concerning
  RBB Shares...........................       27         15            15
Miscellaneous..........................       30        N/A           N/A
Financial Statements...................       40        N/A           N/A
Appendix A.............................      A-1        N/A           N/A



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                     GENERAL



                  The RBB Fund, Inc. ("RBB") is an open-end management investment company currently operating or proposing to operate twenty separate investment portfolios. RBB was organized as a Maryland corporation on February 29, 1988. The Institutional Shares of the Fund were first issued on January
2, 1997. The Investor Shares of the Fund were first issued on January 16, 1997. As of the date of this Statement of Additional Information, no Advisor Shares had been issued.


                  Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

                  The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.

ADDITIONAL INFORMATION ON FUND INVESTMENTS.

                  LENDING OF FUND SECURITIES. The Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's investment adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund's securities will be fully collateralized and marked to market daily. The Fund does not presently intend to invest more than 5% of net assets in securities lending.

                  INDEXED SECURITIES. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. The Fund does not presently intend to invest more than 5% of net assets in indexed securities.

                  CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

                  The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

                  A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Fund does not presently intend to invest more than 5% of net assets in convertible securities.


                  REPURCHASE AGREEMENTS. The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 calendar days, provided the repurchase agreement itself matures in less than 397 calendar days. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and nonbank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.



                  REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. The Fund does not presently intend to invest more than 5% of net assets in reverse repurchase agreements. Each Fund may also enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund does not presently intend to invest more than 5% of net assets in reverse repurchase agreements or dollar rolls.


                  U.S. GOVERNMENT OBLIGATIONS. The Fund may purchase U.S. Government agency and instrumentality obligations which are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association and the Federal Loan Banks.

                  The Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. Government, including options and futures on such obligations. The maturities of U.S. Government securities usually range from three months to thirty years. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. The Fund does not presently intend to invest more than 5% of net assets in U.S. government securities.

                  ILLIQUID SECURITIES. The Fund may not invest more than 15% of its net assets in illiquid securities (including repurchase agreements which have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to the Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


                  SEC Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

                  The Adviser will monitor the liquidity of restricted securities in the Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, INTER ALIA, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The Fund does not presently intend to invest more than 5% of net assets in illiquid securities.


                  HEDGING INVESTMENTS. At such times as the Adviser deems it appropriate and consistent with the investment objective of the Fund, the Fund may invest in financial futures contracts and options on financial futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in the Fund caused by fluctuating interest rates, and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. The Fund does not presently intend to invest more than 5% of net assets in hedging investments.


                  FUTURES CONTRACTS. The Fund may invest in financial futures contracts with respect to those securities listed on the S&P 500 Stock Index. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into an offsetting transaction. There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Fund's investment adviser when hedge positions were established. The

Fund does not presently intend to invest more than 5% of net assets in futures contracts.

                  OPTIONS ON FUTURES. The Fund may purchase and write call and put options on futures contracts with respect to those securities listed on the S&P 500 Stock Index and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Fund may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when the Fund is not fully invested.

                  There is no assurance that the Fund will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be imperfect correlations (or no correlations) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets. Such imperfect correlations could have an impact on the Fund's ability to effectively hedge its securities. The Fund does not presently intend to invest more than 5% of net assets in options on futures.


                  BANK AND CORPORATE OBLIGATIONS. The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets. The Fund does not presently intend to invest more than 5% of net assets in bank obligations.

                  The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of S&P or Moody's (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of the comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better.


                  COMMERCIAL PAPER. The Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Fund's investment adviser, issues rated "A-2" or "Prime-2" by S&P or Moody's respectively. These rating symbols are described in Appendix A hereto. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines approved by the Fund's Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Fund does not presently intend to invest more than 5% of net assets in commercial paper.


                  FOREIGN SECURITIES. The Fund may invest in foreign securities, either directly or indirectly through American Depository Receipts and European Depository Receipts. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

                  Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.


INVESTMENT LIMITATIONS.


                  RBB has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a)(42) of the Investment Company Act). The Fund may not:

                  1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing;

                  2. Issue any senior securities, except as permitted under the 1940 Act;

                  3. Act as an underwriter of securities within the meaning of the Securities Act except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;


                  4. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (b) in real estate investment trusts;

                  5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

                  6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and

                  7. Invest 25% or more of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); or

                  8. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.


                  For purposes of Investment Limitation No. 1, any collateral arrangements with respect to the writing of options, and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. For purposes of Investment Limitation No. 2, neither the foregoing arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities for purposes of Investment Limitation No. 2.


                  The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made; (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by RBB as a whole. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.


                  Except as required by the 1940 Act with respect to the borrowing of money, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

                  Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

                             DIRECTORS AND OFFICERS


                  The directors and executive officers of RBB, their ages, business addresses and principal occupations during the past five years are:

================================================================================
NAME AND ADDRESS AND           POSITION               PRINCIPAL OCCUPATION
AGE                            WITH FUND              DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
*Arnold M. Reichman -48        Director               Since 1986, Managing
466 Lexington Avenue                                  Director and Assistant
New York, NY 10017                                    Secretary, Warburg, Pincus
                                                      Counsellors, Inc.;
                                                      Director and Executive
                                                      Officer of Counsellors
                                                      Securities Inc; Director/
                                                      Trustee of various
                                                      investment companies
                                                      advised by Warburg, Pincus
                                                      Counsellors, Inc.

*Robert Sablowsky -58          Director               Senior Vice President,
110 Wall Street                                       Fahnestock Co., Inc.;
New York, NY 10005                                    Prior to October 1996,
                                                      Executive Vice President
                                                      of Gruntal & Co., Inc.

Francis J. McKay -60           Director               Since 1963, Executive
7701 Burholme Avenue                                  Vice President, Fox Chase
Philadelphia, PA 19111                                Cancer Center (Biomedical
                                                      research and medical
                                                      care).

================================================================================
NAME AND ADDRESS AND           POSITION               PRINCIPAL OCCUPATION
AGE                            WITH FUND              DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Marvin E. Sternberg -62        Director               Since 1974, Chairman,
937 Mt. Pleasant Road                                 Director and President,
Bryn Mawr, PA  19010                                  Moyco Industries, Inc.
                                                      (manufacturer of dental
                                                      supplies and precision
                                                      coated abrasives); Since
                                                      1968, Director and
                                                      President, Mart MMM, Inc.
                                                      (formerly Montgomeryville
                                                      Merchandise Mart Inc.)
                                                      and Mart PMM, Inc.
                                                      (formerly Pennsauken
                                                      Merchandise Mart, Inc.)
                                                      (Shopping Centers); and
                                                      Since 1975, Director and
                                                      Executive vice President,
                                                      Cellucap Mfg. Co., Inc.
                                                      (manufacturer of
                                                      disposable headwear).

Julian A. Brodsky -63          Director               Director and Vice Chairman
1234 Market Street                                    since 1969 Comcast
16th Floor                                            Corporation (cable
Philadelphia, PA 19107-                               television and
3723                                                  communication); Director
                                                      Comcast Cablevision of
                                                      Philadelphia (cable
                                                      television and
                                                      communications) and
                                                      Nextel (wireless
                                                      communication).

Donald van Roden -72           Director and           Self-employed
1200 Old Mill Lane             Chairman of            businessman.  From
Wyomissing, PA  19610          the Board              February 1980 to March
                                                      1987, Vice Chairman,
                                                      SmithKline Beckman
                                                      Corporation
                                                      (pharmaceuticals);
                                                      Director, AAA Mid-
                                                      Atlantic (auto service);
                                                      Director, Keystone
                                                      Insurance Co.

================================================================================
NAME AND ADDRESS AND           POSITION               PRINCIPAL OCCUPATION
AGE                            WITH FUND              DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Edward J. Roach -72            President              Certified Public
Suite 100                      and                    Accountant; Vice Chairman
Bellevue Park                  Treasurer              of the Board, Fox Chase
Corporate Center                                      Cancer Center; Trustee
400 Bellevue Parkway                                  Emeritus, Pennsylvania
Wilmington, DE  19809                                 School for the Deaf;
                                                      Trustee Emeritus,
                                                      Immaculata College;
                                                      President or Vice
                                                      President and Treasurer
                                                      of various investment
                                                      companies advised by PNC
                                                      Institutional Management
                                                      Corporation; Director,
                                                      The Bradford Funds, Inc.

Morgan R. Jones -56            Secretary              Chairman of the law firm
PNB Bank Building                                     of Drinker Biddle &
1345 Chestnut Street                                  Reath, Philadelphia,
Philadelphia, PA 19107-                               Pennsylvania; Director,
3496                                                  Rocking Horse Child Care
                                                      Centers of America, Inc.



----------------------


* Mr. Reichman is an "interested person" of RBB as that term is defined in the 1940 Act by virtue of his position with Counsellors Securities Inc., RBB's distributor. Mr. Sablowsky is an "interested person" of RBB by virtue of his position with Fahnstock Co., Inc,. a registered broker dealer.


                  Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to RBB the firm to be selected as independent auditors.

                  Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of RBB when the Board of Directors is not in session.

                  Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board persons to be nominated as directors of RBB.

                  RBB pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any Investment Adviser or sub-adviser of the Fund or the Distributer $12,000 annually and $1,000 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of RBB receives an additional fee of $5,000 per year for his services in this capacity. Directors who are not affiliated persons of RBB are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1996, each of the following members of the Board of Directors received compensation from RBB in the following amounts:

                             DIRECTORS' COMPENSATION

                                                                    Total
                                        Pension or                  Compensation
                                        Retirement                  from
                                        Benefits      Estimated     Registrant
                         Aggregate      Accrued as    Annual        and Fund
                         Compensation   Part of       Benefits      Complex
Name of                  from           Fund          Upon          Paid1 to
PERSON/POSITION          REGISTRANT     EXPENSES      RETIREMENT    DIRECTORS

Julian A. Brodsky,       $12,525        N/A           N/A           $12,525
Director

Francis J. McKay,         15,975        N/A           N/A            15,975
Director

Marvin E. Sternberg,      16,725        N/A           N/A            16,725
Director

Donald Van Roden,         21,025        N/A           N/A            21,025
Director

Arnold M. Reichman,            0        N/A           N/A                 0
Director

Robert Sablowsky,              0        N/A           N/A                 0
Director


                  On October 24, 1990 RBB adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach) pursuant to which RBB will contribute on a monthly basis amounts equal to 10% of the monthly compensation of


----------------------------

                  1 A Fund Complex Means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies.

each eligible employee. By virtue of the services performed by RBB's advisers, custodians, administrators and distributor, RBB itself requires only one part-time employee. No officer, director or employee of Boston Partners or the Distributor currently receives any compensation from RBB.



                        INVESTMENT ADVISORY, DISTRIBUTION
                           AND SERVICING ARRANGEMENTS

                  ADVISORY AGREEMENT. Boston Partners Asset Management, L.P. ("Boston Partners") renders advisory services to the Fund pursuant to an Investment Advisory Agreement. The Advisory Agreement is dated October 16, 1996 and is hereinafter referred to as the "Advisory Contract."

                  Boston Partners has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of the Fund's Board of Directors and in accordance with the Fund's stated policies. Boston Partners will select investments for the Fund. For its services to the Fund, Boston Partners will be paid a monthly advisory fee computed at an annual rate of 0.75% of the Fund's average daily net assets.


                  The Fund bears all of its own expenses not specifically assumed by Boston Partners. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of RBB's Board of Directors in such manner as the Board determines to be fair and equitable. In addition to the expenses listed in the prospectus, expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) expenses of organizing the Fund that are not attributable to a class of the Fund; (b) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (c) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and
(d) the cost of investment company literature and other publications provided by the Fund to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Fund, are allocated to such class.

                  Under the Advisory Contract, Boston Partners will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or RBB in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Boston Partners in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.


                  The Advisory Contract was most recently approved on November 22, 1996 by vote of RBB's Board of Directors, including a majority of those directors who are not parties to the Advisory Contracts or interested persons (as defined in the 1940 Act) of such parties. The Advisory Contract was approved by RBB's initial shareholder. The Advisory Contract is terminable by vote of RBB's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to RBB. The Advisory Contract may also be terminated by Boston Partners on 60 days' written notice to the Fund. The Advisory Contract terminates automatically in the event of its assignment.

                  CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PNC Bank, National Association ("PNC Bank") is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of the Fund (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to RBB's Board of Directors concerning the Fund's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee. For this Fund, the fee is calculated based upon the Fund's average daily gross assets as follows: $.18 per $1,000 on the first $100 million of average daily gross assets; $.15 per $1,000 on the next $400 million of average daily gross assets; $.125 per $1,000 on the next $500 million of average daily gross assets; and $.10 per $1,000 on average daily gross assets over $1 billion, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

                  PFPC Inc. ("PFPC"), an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented by a Transfer Agency Agreement Supplement, dated October 16, 1996 (together, the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders,
(c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to RBB's Board of Directors concerning the operations of the Fund. PFPC may, on 30 days' notice to RBB, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank. For its services to the Fund with respect to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $12 per account in the Fund, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.


                  ADMINISTRATION AGREEMENTS. PFPC serves as administrator to the Fund pursuant to an Administration and Accounting Services Agreement dated October 16, 1996, (the "Administration Agreement"). PFPC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.


                  The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by RBB or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

                  DISTRIBUTION AGREEMENT. Pursuant to the terms of a distribution agreement, dated as of April 10, 1991, and supplements (together, the "Distribution Agreement") entered into by the Distributor and RBB on behalf of the Institutional, Investor and Advisor Classes, and Plans of Distribution for the Institutional, Investor and Advisor Classes (together, the "Plans"), which were adopted by RBB in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to solicit orders for the sale of Fund shares. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly by the Institutional, Investor and Advisor Classes, at the annual rate set forth in the Prospectus.

                  On October 16, 1996, the Plans were approved by RBB's
Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors"). RBB believes that the Plans may benefit the Fund by increasing Fund shares.

                  Among other things, the Plans provide that: (1) the Distributor shall be required to submit quarterly reports to the directors of RBB regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by RBB's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Investor and Advisor Classes under the Plans shall not be materially increased without the affirmative vote of the holders of a majority of the respective shareholders in the Investor and Advisor Classes; and (4) while the Plans remain in effect, the selection and nomination of RBB's directors who are not "interested persons" of RBB (as defined in the 1940 Act) shall be committed to the discretion of such directors who are not "interested persons" of RBB.

                  Mr. Reichman, a Director of the Fund, has an indirect financial interest in the operation of the Plans by virtue of his position with the Distributor.



                             PORTFOLIO TRANSACTIONS

                  Subject to policies established by the Board of Directors, Boston Partners is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, Boston Partners seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While Boston Partners generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best results in particular transactions.


                  The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Boston Partners may, consistent with the interests of the Fund and subject to the approval of RBB's Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of Boston Partners. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Boston Partners under its contract. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that Boston Partners determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of Boston Partners to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.



                  Investment decisions for the Fund and for other investment accounts managed by Boston Partners are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which Boston Partners or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by RBB's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that Boston Partners not participate in or benefit from the sale to the Fund.


                  In seeking to implement the policies of the Fund, Boston Partners will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or Boston Partners or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

                  The Fund expects that its annual portfolio turnover rate will be approximately 75%. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund. Federal income tax laws may restrict the extent to which the Fund may engage in short-term trading of securities. See "Taxes." The Fund anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of a portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.


                       PURCHASE AND REDEMPTION INFORMATION


                  RBB reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by RBB and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. RBB has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

                  Under the 1940 Act, RBB may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (RBB may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                  The computation of the hypothetical offering price per share of an Institutional and Investor Share of the Fund based on the value of the Fund's net assets on March 31, 1997 and the Fund's Institutional and Investor Shares outstanding on such date is as follows:


                                    Boston Partners
                                 Large Cap Value Fund
                                     Institutional
                                        SHARES                   INVESTOR SHARES

Net Assets                             $7,631,331                    $112,711
Outstanding Shares                        738,812                      10,916
Sales Load                                    N/A                         N/A
Maximum Offering
Price to Public                            $10.33                      $10.33

                  On March 31, 1997, no Advisor Shares were issued and outstanding.



                               VALUATION OF SHARES

                  The net asset value per share of the Fund is calculated as of 4:00 p.m. Eastern Time on each Business Day. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the evaluation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at 4:00 p.m.; securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.


                  In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by RBB's Board of Directors.


                             PERFORMANCE INFORMATION



                  TOTAL RETURN. The Fund may from time to time advertise its "average annual total return." The Fund computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                     ERV l/n
                                T = [(-----) - 1]
                                    -------------
                                        P

         Where:            T = average annual total return;

                         ERV = ending redeemable value of a hypothetical
                               $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                           P = hypothetical initial payment of $1,000; and

                           n = period covered by the computation, expressed
                               in years.



                  The Fund may from time to time advertise its "aggregate total return." The Fund computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                               ERV
                   Aggregate Total Return = [(-----) - l]
                                                P

                  The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

                  Total return since inception (not annualized) for Investor and Institutional Shares of the Fund for the periods January 16, 1997 and January 2, 1997, respectively (inception) through March 31, 1997 were 1.27% and 3.30%, respectively. During the period, the Advisor Shares had not yet commenced operations.

                                      TAXES

                  The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

                  The Fund has elected to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

                  In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

                  Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Fund in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.


                  The Fund intends to distribute to shareholders its net capital gain (excess of net long-term capital gain over net short-term capital loss), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by the Fund as capital gain dividends may not exceed the net capital gain of the Fund for any taxable year, determined by excluding any net capital loss or net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.


                  In the case of corporate shareholders, distributions (other than capital gain dividends) of the Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by the Fund for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions of net investment income received by the Fund from investments in debt securities will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction. The Fund will designate the portion, if any, of the distribution made by the Fund that qualifies for the dividends received deduction in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.


                  If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. Investors should be aware that any loss realized on a sale of shares of the Fund will be disallowed to the extent an investor repurchases shares of the Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends paid by the Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.


                  A shareholder will recognize gain or loss upon a redemption of shares or an exchange of shares of the Fund for shares of another Boston Partners Fund upon exercise of the exchange privilege, to the extent of any difference between the price at which the shares are redeemed or exchanged and the price or prices at which the shares were originally purchased for cash.

                  The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Investors should note that the Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.


                  The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or
(3) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

                  The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                  Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

                  RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.47 billion shares are currently classified as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax- Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class 0 Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock (International), 500 million shares are classified as Class U Common Stock (High Yield), 500 million shares are classified as Class V Common Stock (Emerging), 100 million shares are classified as Class W Common Stock (Laffer/Canto Equity), 50 million shares are classified as Class X Common Stock (U.S. Core Equity), 50 million shares are classified as Class Y Common Stock (U.S. Core Fixed Income), 50 million shares are classified as Class Z Common Stock (Strategic Global Fixed Income), 50 million shares are classified as Class AA Common Stock (Municipal Bond), 50 million shares are classified as Class BB Common Stock (BEA Balanced), 50 million shares are classified as Class CC Common Stock (Short Duration), 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Growth), 50 million shares are classified as Class HH (n/i Growth & Value), 100 million shares are classified as Class II Common Stock (BEA Investor International), 100 million shares are classified as Class JJ Common Stock (BEA Investor Emerging), 100 million shares are classified as Class KK Common Stock (BEA Investor High Yield), 100 million shares are classified as Class LL Common Stock (BEA Investor Global Telecom), 100 million shares are classified as

Class MM Common Stock (BEA Advisor International), 100 million shares are classified as Class NN Common Stock (BEA Advisor Emerging), 100 million shares are classified as Class 00 Common Stock (BEA Advisor High Yield), 100 million shares are classified as Class PP Common Stock (BEA Advisor Global Telecom), 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 700 million shares are classified as Class Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 500 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 1 million shares are classified as Class Beta 1 Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 1 million shares are classified as Gamma 1 Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money),
1 million shares are classified as Delta 2 Common Stock (Municipal Money),
1 million shares are classified as Delta 3 Common Stock (Government Money),
1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class QQ, RR, and SS Common Stock constitute the Boston Partners Institutional, Investor and Advisor classes. Under the Fund's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

                  The classes of Common Stock have been grouped into sixteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Bradford Family, the BEA Family, the Janney Montgomery Scott Money Family, the n/i Family, the Boston Partners Family, the Beta Family, the Gamma Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in one non-money market portfolio as well as the Money Market and Municipal Money Market Funds; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Funds; Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds; the Bradford Family represents interests in the Municipal Money Market and Government Obligations Money Market Funds; the BEA Family represents interests in ten non-money market portfolios; the n/i Family represents interests in three non- money market portfolios; the Boston Partners Family represents interest in one non-money market portfolio; the Janney Montgomery Scott Family and the Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.


                  RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.


                  As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.


                  Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law, (for example by Rule 18f-2 discussed above) or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).



                                  MISCELLANEOUS


                  COUNSEL. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to RBB.

                  INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as RBB's independent accountants.

                  CONTROL PERSONS. As of April 1, 1997, to RBB's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of each the class of RBB indicated below. See "Additional Information Concerning Fund Shares" above. RBB does not know whether such persons also beneficially own such shares.

PORTFOLIO                NAME AND ADDRESS                              PERCENT
                                                                        OWNED

Cash Preservation        Jewish Family and Children's                    43.7
Money Market             Agency of Philadelphia
Portfolio                Capital Campaign
(Class G)                Attn:  S. Ramm
                         1610 Spruce Street
                         Philadelphia, PA  19103

                         Dominic & Barbara Pisciotta                     19.3
                         and Successors in Trust
                         The Dominic & Barbara Pisciotta
                         Caring Trust
                         207 Woodmere Way
                         St. Charles, MO  63303

                         Eric Levine and Linda &                          5.3
                         Howard Levine JTTEN
                         67 Lanes Pond Road
                         Howell, NJ  07731

Cash Preservation        Kenneth Farwell and                             12.8
Municipal Money          Valerie Farwell JTTEN
Market Portfolio         3854 Sullivan
(Class H)                St. Louis, MO  63107

                         Gary L. Lange and                               22.1
                         Susan D. Lange JTTEN
                         1354 Shady Knoll Court
                         Longwood, Fl  32750

                         Andrew Diederich and                             7.1
                         Doris Diederich JTTEN
                         1003 Lindenman
                         Des Peres, MO  63131

                         Gwendolyn Haynes                                 6.0
                         2757 Geyer
                         St. Louis, MO  63104

                         Savannah Thomas Trust                            6.4
                         200 Madison Ave.
                         Rock Hill, MO  63119

Sansom Street            Wasner & Co.                                    20.3
Money Market             FAO Paine Webber and Managed
Portfolio                Assets Sundry Holdings
(Class I)                Attn:  Joe Domizio
                         200 Stevens Drive
                         Lester, PA  19113

PORTFOLIO                NAME AND ADDRESS                              PERCENT
                                                                        OWNED

                         Saxon and Co.                                   70.4
                         FBO Paine Webber
                         P.O. Box 7780 1888
                         Philadelphia, PA  19182

                         Robertson Stephens & Co.                         9.3
                         FBO Exclusive Benefit Investors
                         c/o Eric Moore
                         555 California Street /#2600
                         San Francisco, CA  94101

Bradford Municipal       J.C. Bradford & Co.                            100.0
Money (Class R)          330 Commerce Street
                         Nashville, TN  37201

Bradford                 J.C. Bradford & Co.                            100.0
Government               330 Commerce Street
Obligations Money        Nashville, TN  37201
(Class S)

BEA International        Blue Cross & Blue Shield of                      5.9
Equity                   Massachusetts Inc.
Institutional            Retirement Income Trust
Class (Class T)          100 Summer Street
                         Boston, MA  02110

                         Invest Comm of MAFCO                             5.0
                         Hold Inc. MT
                         625 Madison Ave., 4th Floor
                         New York, NY  10022

                         Credit Suisse Private Banking                    7.3
                         Dividend Reinvestment Plan
                         12 E. 49th St., 40th Floor
                         New York, NY  10017

BEA International        Charles Schwab & Co.                            36.4
Equity Advisor           Special Custody Account For the
Class (Class MM)         Exclusive Benefit of Customers
                         101 Montgomery St.
                         San Francisco, CA 94104

                         Karen Jean Bassett TTEE                         61.6
                         Archie Joseph Bassett TTEE
                         Karen Jean Bassett Rev. Liv.
                         Trust
                         4535 SE Basswood Ter.
                         Stuart, FL  34997

PORTFOLIO                NAME AND ADDRESS                              PERCENT
                                                                        OWNED

BEA High Yield           Temple Inland                                    6.2
Portfolio                Master Retirement  Trust
Institutional            303 South Temple Drive
Class (Class U)          Diboll, TX  75941

                         Guenter Full                                    16.3
                         Michelin North America Inc.
                         Master Trust
                         P.O. Box 19001
                         Greenville, SC  29602

                         Flour Corporation                                5.9
                         Master Retirement Trust
                         2333 Michelson Drive
                         Irvine, CA  92612

                         CS First Boston Pension Fund                     5.8
                         Park Avenue Plaza, 34th Floor
                         Attn: Steve Medici
                         55 E. 52nd Street
                         New York, NY  10055

                         SC Johnson & Son, Inc.                          11.8
                         Retirement Plan
                         1525 Howe Street Mail Stat 447
                         Racine, WI  53403

                         Southdown Inc. Pension Plan                      9.1
                         Mutual Fund Operations
                         P.O. Box 3198
                         Pittsburgh, PA 31980

BEA High Yield           Richard A. Wilson TTEE                          96.8
Portfolio Advisor        E. Frances Wilson TTEE
Class (Class OO)         The Wilson Family Trust
                         7612 March Avenue
                         West Hills, CA  91304

BEA Emerging             Wachovia Bank North Carolina                    20.5
Markets Equity           Carolina Power & Light Co.
Portfolio                Supplemental Retirement Trust
Institutional            301 N. Main Street
Class (Class V)          Winston-Salem, NC  27101

                         Wachovia Bank of                                 7.0
                         North Carolina, N.A.
                         For Fleming Companies Inc.
                         Master Pension Trust
                         307 North Main St P.O. Box 3099
                         Winston-Salem, NC  27101

PORTFOLIO                NAME AND ADDRESS                              PERCENT
                                                                        OWNED

                         Hall Family Foundation                          39.8
                         P.O. Box 419580
                         Kansas City, MO  64141

                         Arkansas Public Employees                       14.4
                         Retirement System
                         124 W. Capitol Avenue
                         Little Rock, AR 72201

                         Berklee College of Music Inc.                    5.3
                         40 Pleasant St.
                         Portsmouth, NH  03601

BEA Emerging             Karen Jean Bassett TTEE                         96.9
Markets Equity           Archie Joseph Bassett TTEE
Portfolio Advisor        Karen Jean Bassett
Class (Class OO)         Rev. Liv. Trust
                         4535 SE Basswood Ter.
                         Stuart, FL  34997

BEA US Core Equity       Corestates Bank                                 43.1
Portfolio                Trust Buckeye Pipe Line
(Class X)                One Wall Street
                         New York, NY  10005

                         Werner & Pfleiderer Pension Plan                 7.6
                         Employees
                         663 E. Crescent Avenue
                         Ramsey, NJ  07446

                         Washington Hebrew Congregation                  11.3
                         3935 Macomb St. NW
                         Washington, DC  20016

                         Fleet National Bank                              5.9
                         Hospital St. Raphael
                         Malpractice Trust
                         P.O. Box 92800
                         Rochester, NY  14692

                         Credit Suisse Private Banking                   14.7
                         Dividend Reinvestment Plan
                         12 E. 49th St., 40th Fl.
                         New York, NY  10017

BEA US Core Fixed        New England UFCW & Employers'                   21.9
Income Portfolio         Pension Fund Board of Trustees
(Class Y)                161 Forbes Road, Suite 201
                         Braintree, MA  02184

PORTFOLIO                NAME AND ADDRESS                              PERCENT
                                                                        OWNED

                         Kollmorgen Corporation                           5.7
                         Pension Trust
                         1601 Thapelo Road
                         Waltham, MA 02154

                         Patterson & Co.                                  8.0
                         P.O. Box 7829
                         Philadelphia, PA  19101

                         MAC & Co                                         6.2
                         Mutual Funds Operations
                         P.O. Box 3198
                         Pittsburgh, PA  15230-3198

                         Bank of New York                                 9.4
                         Fenway Partners Master Trust
                         Attn: Mohamed Khalil
                         One Wall Street, 12th floor
                         New York, NY  10286

                         Citibank NA Trust for CS First                  11.8
                         Boston Corp Emp S/P
                         Attn:  Sheila Adams
                         111 Wall Street, 20th Floor Z 1
                         New York, NY  10043

                         The Valley Foundation                            8.6
                         c/o Enterprise Trust
                         16450 Los Gatos Blvd., Suite 210
                         Los Gatos, CA  95032

BEA Strategic            Sunkist Master Trust                            33.2
Global Fixed             14130 Riverside Drive
Income Portfolio         Sherman Oaks, CA  91423
(Class Z)

                         Patterson & Co.                                 23.8
                         P.O. Box 7829
                         Philadelphia, PA  19101

                         Key Trust Co. of Ohio                           19.2
                         FBO Eastern Enterp.
                         Collective Inv. Trust
                         P.O. Box 94870
                         Cleveland, OH  44101

                         Credit Suisse Private Banking                    8.5
                         Dividend Reinvestment Plan
                         12 E. 49th St., 40th Fl.
                         New York, NY  10017

PORTFOLIO                NAME AND ADDRESS                              PERCENT
                                                                        OWNED

                         Hard & Co. Abtco Inc. Ret. Plan                  9.5
                         c/o Associated Bank, N.A.
                         100 W. Wisconsin Avenue
                         Neenah, WI  54956

BEA Municipal Bond       Irwin Bard                                       6.3
Fund Portfolio           1750 North East 183rd St.
(Class AA)               North Miami Beach, FL  33179

                         Arnold Leon                                     12.8
                         c/o Fiduciary Trust Company
                         P.O. Box 3199
                         Church Street Station
                         New York, NY  10008

                         William A. Marquard                             38.4
                         2199 Maysville Rd.
                         Carlisle, KY  40311

                         Matthew M. Sloves and                            5.1
                         Diane Decker Sloves
                         Tenants in Common
                         1304 Stagecoach Road, S.E.
                         Albuquerque, NM  87123

BEA Global               E.M. Warburg, Pincus & Co., Inc.                19.6
Telecommunications       466 Lexington Ave.
Advisor Class            New York, NY  10017
(Class PP)

                         William W. Priest                                5.3
                         2 E. 70th Street #5
                         New York, NY 10021

                         John B. Hurford                                 53.4
                         153 E. 53rd Street, Floor 57
                         New York, NY 10022

n/i Micro Cap Fund       Charles Schwab & Co. Inc.                       15.4
(Class FF)               Special Custody Account for the
                         Exclusive Benefit of Customers
                         Attn:  Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA  94104

                         Chase Manhattan Bank                             6.5
                         Collins Group Trust I
                         940 Newport Center Drive
                         Newport Beach, CA  92660

PORTFOLIO                NAME AND ADDRESS                              PERCENT
                                                                        OWNED

                         Louisa Stude Sarofim Foundation                  5.9
                         c/o Nancy Head
                         1001 Fannin 4700
                         Houston, TX  77002

                         Public Inst. for Social Security                15.4
                         1001 19th St. N., 16th Flr.
                         Arlington, VA  22209

n/i Growth Fund          Charles Schwab & Co. Inc.                       14.7
(Class GG)               Special Custody Account for the
                         Exclusive Benefit of Customers
                         Attn:  Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA  94104

                         U.S. Equity Investment                           9.1
                         Portfolio LP
                         c/o Asset Management Advisors
                         Inc.
                         1001 N. US Hwy 1
                         Suite 800
                         Jupiter, FL  33447

                         Citibank FSB                                    22.3
                         Sargent & Lundy Retirement Trust
                         c/o Citicorp
                         Attn:  D. Erwin Jr.
                         1410 N. West Shore Boulevard
                         Tampa, FL  33607

                         Portland General Corp.                           6.7
                         VEBA Plan
                         Attn:  William Valach
                         121 SW Salmon Street
                         Portland, OR  97202

                         Union Bank of California                         5.2
                         Sunkist Growers-Match-SVGS PLN
                         Mutual Funds Department
                         P.O. Box 109
                         San Diego, CA  92112

n/i Growth and           Charles Schwab & Co. Inc.                       20.6
Value Fund               Special Custody Account for the
(Class HH)               Exclusive Benefit of Customers
                         Attn:  Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA  94104

PORTFOLIO                NAME AND ADDRESS                              PERCENT
                                                                        OWNED

                         Chase Manhattan Bank                             9.7
                         Collins Group Trust I
                         840 Newport Center Drive
                         Newport Beach, CA  92660

Janney Montgomery        Janney Montgomery Scott                        100.0
Scott Money Market       1801 Market Street
Portfolio (Class         Philadelphia, PA  19103-1675
Janney Money
Market)

Janney Montgomery        Janney Montgomery Scott                        100.0
Scott Municipal          1801 Market Street
Money Market             Philadelphia, PA  19103-1675
Portfolio (Class
Janney Municipal
Money Market)

Janney Montgomery        Janney Montgomery Scott                        100.0
Scott Government         1801 Market Street
Obligations Money        Philadelphia, PA  19103-1675
Market Portfolio
(Class Janney
Government
Obligations Money)

Janney Montgomery        Janney Montgomery Scott                        100.0
Scott Municipal          1801 Market Street
Money Market             Philadelphia, PA  19103-1675
Portfolio (Class
Janney N.Y.
Municipal Money)

Boston Partners          Dr. Janice B. Yost                              40.9
Large Cap Value          TRST Mary Black Foundation, Inc.
Fund Institutional       Bell Hill - 945 E. Main St.
Class (Class QQ)         Spartanburg, SC  29302

                         Dolomite Products Company, Inc.                 13.5
                         Gardner C. Odenbach, Treasurer
                         1150 Penfield Road
                         Rochester, NY  14525

                         Shady Side Academy Endownment                   29.8
                         423 Fox Chapel Rd.
                         Pittsburgh, PA  15238

                         Drakes Landing Associates L.P.                   6.4
                         100 Drakes Landing Road
                         Greenbrae, CA  94904

PORTFOLIO                NAME AND ADDRESS                              PERCENT
                                                                        OWNED

                         Wade H. McVay                                    5.2
                         Trust for W.H. McVay, Inc.
                         Profit Sharing Plan
                         2839-C Puuhonua St.
                         Honolulu, HI  96822

Boston Partners          Miles Coverdale Jr                               9.0
Large Cap Value          19 Old Village Road
Fund Investor            Acton, MA  01720
Class (Class RR)

                         Fleet National Bank                             10.5
                         TTEE Testa Hurwitz THIB
                         FBO Brian Pastuszenski
                         P.O. Box 92800
                         Rochester, NY  14692

                         Fleet National Bank                             26.8
                         TTEE Testa Hurwitz THIB
                         FBO Scott BIRNBAUM
                         P.O. Box 92800
                         Rochester, NY  14692

                         Jay Schwartz and                                 8.8
                         Lila Schwartz JTTEN
                         9 Woodland Place
                              Great Neck, NY  11021

                         Mark R. Scott and                               15.3
                         Maryann Scott JTTEN
                         2543 Longmount Drive
                         Wexford, PA  15090

                         Stanley B. Smith Jr. and                        21.2
                         Elizabeth B. Smith JTTEN
                         140 Beach Bluff Avenue
                         Swampscott, MA  01907

                         Michael F. Walsh                                 8.3
                         IRA
                         117 Millstone Lane
                         Pittsburgh, PA  15238



                  As of such date, no person owned of record or, to RBB's knowledge, beneficially, more than 25% of the outstanding shares of all classes of the Fund.

                  As of the above date, directors and officers as a group owned less than one percent of the shares of RBB.

                  LITIGATION. There is currently no material litigation affecting RBB.

                  FINANCIAL STATEMENTS. The unaudited financial statements prepared by RBB for the Investor and Institutional Shares of the Fund for the periods January 2, 1997 and January 16, 1997, respectively, (commencement of operations) through March 31, 1997 are incorporated herein by reference into this Statement of Additional Information and are attached hereto. Futher information about the Institutional and Investor Shares is available in the Semi-Annual Report to shareholders for the Fund dated February 28, 1997. The Semi-Annual Report may be obtained by calling the Fund at the toll-free number on page 1 of the Statement of Additional Information.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                  "B" - Issues are regarded as having only a speculative capacity for timely payment.

                  "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

                  "D" - Issues are in payment default.


                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers or related supporting institutions have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers or related supporting institutions have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  "Prime-3" - Issuers or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


CORPORATE LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                  "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                  "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                  "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                  "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  "CI" - This rating is reserved for income bonds on which no interest is being paid.

                  "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.


                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           MARCH 31, 1997 (UNAUDITED)

----------------------------------------------------------------------
DESCRIPTION AND PERCENTAGE OF PORTFOLIO              SHARES      VALUE
----------------------------------------------------------------------
COMMON STOCK -- 100.0%
AEROSPACE/DEFENSE -- 3.3%
  Litton Industries, Inc.                             2,180 $   87,745
  Lockheed Martin Corp.                                 970     81,480
  Northrop Grumman Corp.                              1,125     85,078
                                                            ----------
  TOTAL AEROSPACE/DEFENSE                                      254,303
                                                            ----------
AIR TRANSPORT -- 2.2%
  AMR Corp.                                           1,030     84,975
  Gulfstream Aerospace Corp.                          3,770     81,997
                                                            ----------
  TOTAL AIR TRANSPORT                                          166,972
                                                            ----------
BANKS AND SAVINGS & LOANS-- 2.7%
  Dime Bancorp, Inc.                                  2,700     41,512
  Republic New York Corp.                             1,870    164,794
                                                            ----------
  TOTAL BANKS AND SAVINGS & LOANS                              206,306
                                                            ----------
BUSINESS SERVICES -- 0.6%
  Dun & Bradstreet Corp.                              1,865     47,324
                                                            ----------
  TOTAL BUSINESS SERVICES                                       47,324
                                                            ----------
CHEMICALS -- 0.8%
  Agrium, Inc.                                        4,780     60,945
                                                            ----------
  TOTAL CHEMICALS                                               60,945
                                                            ----------
COMPUTERS -- 5.0%
  Compaq Computer Corp.                               1,040     79,690
  Komag, Inc.                                         1,200     36,450
  Quantum Corp.                                       2,500     96,562
  Tandem Computers, Inc.                              7,900     93,812
  Wang Labs, Inc.                                     3,930     69,757
                                                            ----------
  TOTAL COMPUTERS                                              376,271
                                                            ----------

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           MARCH 31, 1997 (UNAUDITED)

----------------------------------------------------------------------
DESCRIPTION AND PERCENTAGE OF PORTFOLIO              SHARES      VALUE
----------------------------------------------------------------------
COMMON STOCK -- (CONTINUED)
CONSUMER NON-DURABLES -- 1.0%
  Dial Corp.                                          4,560 $   73,530
                                                            ----------
  TOTAL CONSUMER NON-DURABLES                                   73,530
                                                            ----------
CONTAINERS -- 0.5%
  Stone Container Corp.                               3,400     37,825
                                                            ----------
  TOTAL CONTAINERS                                              37,825
                                                            ----------
DIVERSIFIED -- 1.7%
  American Brands, Inc.                                 830     42,019
  Canadian Pacific Ltd.                               1,560     37,440
  Kansas City Southern Industries, Inc.                 930     46,500
                                                            ----------
  TOTAL DIVERSIFIED                                            125,959
                                                            ----------
ELECTRONICS -- 1.8%
  Cirrus Logic Corp.                                  2,700     32,737
  VLSI Technology, Inc.                               6,100    105,606
                                                            ----------
  TOTAL ELECTRONICS                                            138,343
                                                            ----------
ENERGY -- 3.8%
  Calpine Corp.                                       2,180     39,512
  CMS Energy Corp.                                    2,075     68,216
  Enserch Corp.                                       1,200     24,600
  Entergy Corp.                                       3,020     73,990
  Illinova Corp.                                      1,560     35,685
  Mapco, Inc.                                         1,400     43,400
                                                            ----------
  TOTAL ENERGY                                                 285,403
                                                            ----------
FINANCIAL SERVICES -- 9.7%
  Ahmanson, (H.F.) & Co.                              1,150     41,975
  AMBAC, Inc.                                           728     46,956
  Fannie Mae                                          1,865     67,373
  H & R Block, Inc.                                   2,495     73,291

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           MARCH 31, 1997 (UNAUDITED)

----------------------------------------------------------------------
DESCRIPTION AND PERCENTAGE OF PORTFOLIO              SHARES      VALUE
----------------------------------------------------------------------
COMMON STOCK -- (CONTINUED)
FINANCIAL SERVICES -- (CONTINUED)
Lehman Brothers Holdings, Inc.                        5,510 $  160,479
  Student Loan Marketing Association                  3,650    347,662
                                                            ----------
  TOTAL FINANCIAL SERVICES                                     737,736
                                                            ----------
FOOD & BEVERAGE -- 0.9%
  Chiquita Brands International, Inc.                 4,260     66,562
                                                            ----------
  TOTAL FOOD & BEVERAGE                                         66,562
                                                            ----------
HEALTH CARE -- 3.1%
  Lincare Holdings, Inc.                              2,075     85,594
  Nationwide Health Properties, Inc.                  1,550     33,131
  Trigon Healthcare, Inc.                             2,100     37,012
  Wellpoint Health Networks, Inc.                     1,985     82,377
                                                            ----------
  TOTAL HEALTH CARE                                            238,114
                                                            ----------
INSURANCE -- 20.1%
  Ace, Ltd.                                           1,865    119,360
  Aetna, Inc.                                         1,140     97,897
  Allmerica Financial Corp.                           2,480     87,110
  CIGNA Corp.                                           600     87,675
  Everest Re Holdings, Inc.                           2,500     73,437
  GCR Holdings, Ltd.                                  1,860     42,547
  General Re Corp.                                      500     79,000
  Horace Mann Educators Corp.                         1,140     50,302
  IPC Holdings Ltd.                                   1,020     24,862
  ITT Hartford Group, Inc.                              830     59,864
  Loews Corp.                                         3,950    351,056
  NAC Re Corp.                                        1,040     37,050
  PartnerRe Ltd.                                      2,975    105,241
  Travelers Group, Inc.                               4,880    233,630
  Western National Corp.                              3,430     80,176
                                                            ----------
  TOTAL INSURANCE                                            1,529,207
                                                            ----------

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           MARCH 31, 1997 (UNAUDITED)

----------------------------------------------------------------------
DESCRIPTION AND PERCENTAGE OF PORTFOLIO              SHARES      VALUE
----------------------------------------------------------------------
COMMON STOCK -- (CONTINUED)
METALS & MINING -- 2.9%
  Allegheny Teledyne, Inc.                            5,640 $  158,625
  Inco, Ltd.                                          1,900     61,988
                                                            ----------
  TOTAL METALS & MINING                                        220,613
                                                            ----------
OIL SERVICES -- 11.3%
  British Petroleum Co. PLC                             925    126,956
  Elf Aquitaine SA                                    1,870     92,098
  Mobil Corp.                                           933    121,873
  Oryx Energy Co.                                     3,500     67,375
  Repsol SA                                           2,910    118,583
  Texaco, Inc.                                        1,600    175,200
  Tosco Corp.                                         2,705     77,093
  Total SA                                            1,100     46,613
  Ultramar Diamond Shamrock Corp.                     1,145     36,354
                                                            ----------
  TOTAL OIL SERVICES                                           862,145
                                                            ----------
PAPER & FOREST PRODUCTS -- 2.7%
  Boise Cascade Corp.                                 1,649     50,295
  Caraustar Industries, Inc.                          1,347     33,507
  Champion International Corp.                        1,759     80,035
  Union Camp Corp.                                      930     43,826
                                                            ----------
  TOTAL PAPER & FOREST PRODUCTS                                207,663
                                                            ----------
PHARMACEUTICALS -- 1.0%
  Bristol-Meyers Squibb Co.                           1,250     73,750
                                                            ----------
  TOTAL PHARMACEUTICALS                                         73,750
                                                            ----------
REAL ESTATE -- 4.3%
  American General Hospitality Corp.                 1,235     33,654
  Associated Estates Realty Corp.                      730     16,334
  Camden Property Trust                              1,160     31,610

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           MARCH 31, 1997 (UNAUDITED)

----------------------------------------------------------------------
DESCRIPTION AND PERCENTAGE OF PORTFOLIO              SHARES      VALUE
----------------------------------------------------------------------
COMMON STOCK -- (CONTINUED)
REAL ESTATE -- (CONTINUED)
  Highwoods Properties, Inc.                           410 $   13,735
  Home Properties of New York, Inc.                    615     14,529
  Liberty Property Trust                               950     23,275
  Mid-America Apartment Communities, Inc.            1,820     50,960
  Oasis Residential, Inc.                              530     11,925
  Prentiss Property Trust                              940     23,853
  RFS Hotel Investors, Inc.                          2,540     44,133
  Summit Properties, Inc.                            1,040     21,060
  Wellsford Residential Property Trust               1,440     41,760
                                                           ----------
  TOTAL REAL ESTATE                                           326,828
                                                           ----------
RETAIL TRADE -- 4.1%
  Toys 'R' Us, Inc.                                  3,000     84,000
  Wal-Mart Stores, Inc.                              5,100    142,163
  Woolworth Corp.                                    3,700     86,488
                                                           ----------
  TOTAL RETAIL TRADE                                          312,651
                                                           ----------
TELECOMMUNICATIONS -- 5.5%
  BHC Communications, Inc.                             310     32,628
  Chris-Craft Industries, Inc.                       2,136     84,655
  COMSAT Corp.                                       2,590     63,131
  Sprint Corp.                                       4,280    194,740
  Telefonos de Mexico SA Class L                     1,200     46,200
                                                           ----------
  TOTAL TELECOMMUNICATIONS                                    421,354
                                                           ----------
TELECOMMUNICATIONS & EQUIPMENT -- 3.6%
  Alcatel Alsthom ADR                               11,520    273,600
                                                           ----------
  TOTAL TELECOMMUNICATIONS & EQUIPMENT                        273,600
                                                           ----------

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           MARCH 31, 1997 (UNAUDITED)

----------------------------------------------------------------------
DESCRIPTION AND PERCENTAGE OF PORTFOLIO              SHARES      VALUE
----------------------------------------------------------------------
COMMON STOCK -- (CONTINUED)
TEXTILES & APPAREL -- 4.5%
  Gap, Inc.                                          1,550 $   51,925
  Harcourt General, Inc.                             3,500    162,750
  Mercantile Stores Co., Inc.                        2,775    128,691
                                                           ----------
  TOTAL TEXTILES & APPAREL                                    343,366
                                                           ----------
TOBACCO -- 2.3%
  Philip Morris Companies, Inc.                      1,500    171,188
                                                           ----------
  TOTAL TOBACCO                                               171,188
                                                           ----------
TOYS -- 0.6%
  Hasbro, Inc.                                       1,552     42,486
                                                           ----------
  TOTAL TOYS                                                   42,486
                                                           ----------

  Total Common Stock  ($7,557,056)                          7,600,444

TOTAL INVESTMENTS-- 100.0%  (Cost $7,557,056)              $7,600,444
                                                           ==========

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997
                                   (UNAUDITED)

ASSETS
    Investments, at value (cost - $7,557,056) ...................     $7,601,444
    Cash ........................................................        145,626
    Receivable from investment adviser ..........................          9,957
    Dividends and interest receivable ...........................         11,717
    Prepaid expenses and other assets ...........................          6,921
                                                                      ----------
                Total assets ....................................      7,775,665
                                                                      ----------

LIABILITIES
    Accrued expenses and other liabilities ......................         30,623
                                                                      ----------
                Total liabilities ...............................         30,623
                                                                      ----------

NET ASSETS
    Capital stock, $0.001 par value .............................            750
    Paid-in capital .............................................      7,567,618
    Undistributed net investment income .........................         20,494
    Accumulated net realized gain from investments ..............        111,792
    Net unrealized appreciation on investments ..................         43,388
                                                                      ----------
               Net assets .......................................     $7,744,042
                                                                      ==========

INSTITUTIONAL CLASS
    Net assets ..................................................     $7,631,331
                                                                      ----------
    Shares outstanding ..........................................        738,812
                                                                      ----------
    Net asset value, offering and redemption price per share ....     $    10.33
                                                                      ==========

INVESTOR CLASS
    Net assets ..................................................     $  112,711
                                                                      ----------
    Shares outstanding ..........................................         10,916
                                                                      ----------
    Net asset value, offering and redemption price per share ....     $    10.33
                                                                      ==========

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                             STATEMENT OF OPERATIONS
             FOR THE PERIOD JANUARY 2, 1997* THROUGH MARCH 31, 1997
                                   (UNAUDITED)

INVESTMENT INCOME
    Dividends ......................................................  $ 29,945
    Interest .......................................................     6,311
                                                                      --------
 ...................................................................    36,256
                                                                      --------

EXPENSES
    Advisory fees ..................................................    11,790
    Co-Administration fees .........................................    21,094
    Federal and state registration fees ............................     7,022
    Transfer agent fees and expenses ...............................     9,866
    Custodian fees and expenses ....................................     6,250
    Printing .......................................................     3,297
    Audit and legal fees ...........................................       708
    Distribution fees ..............................................        41
    Other ..........................................................     1,888
                                                                      --------
               Total expenses before waivers and reimbursements ....    61,956
               Less: waivers and reimbursements ....................   (46,194)
                                                                      --------

               Total expenses after waivers and reimbursements .....    15,762
                                                                      --------

    Net investment income ..........................................    20,494
                                                                      --------

 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain from investments .............................   111,792
    Net change in unrealized appreciation  on investments ..........    43,388
                                                                      --------
    Net realized and unrealized gain  from investments .............   155,180
                                                                      --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............  $175,674
                                                                      ========

------------------------------------------------
* Commencement of operations

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                          FOR THE PERIOD
                                                     JANUARY 2, 1997 THROUGH*
                                                         MARCH 31, 1997
                                                     ------------------------
INCREASE IN NET ASSETS FROM
OPERATIONS

Net investment income ....................................  $   20,494
Net realized gain from investments .......................     111,792
Net change in unrealized appreciation
  on investments .........................................      43,388
Net increase in net asets resulting
  from operations ........................................     175,674
                                                            ----------
Increase in net assets derived from
  capital share transactions .............................   7,568,368
                                                            ----------

Total increase in net assets .............................   7,744,042

NET ASSETS

Beginning of period ......................................          --
                                                            ----------
End of period ............................................  $7,744,042
                                                            ==========
==========================
*Commencement of operations.

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS

===============================================================================
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other suppemental data for the period. This information has been derived from information provided in the financial statements.
===============================================================================


                                                 FOR THE PERIOD JANUARY 2, 1997*
                                                     THROUGH MARCH 31, 1997
                                                          (unaudited)
                                                 -------------------------------
                                                         INSTITUTIONAL
                                                            CLASS
                                                         -------------
PER SHARE OPERATING PERFORMANCE **

Net asset value, beginning of period ...................   $ 10.00
                                                           -------

Net investment income(1) ...............................      0.03
Net realized and unrealized
  gain on investments(2) ...............................      0.30
                                                           -------
Net increase in net assets
   resulting from operations ...........................      0.33
                                                           -------


Net asset value, end of period .........................   $ 10.33
                                                           =======

Total investment return(3) .............................      3.30%
                                                           =======

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ..............   $ 7,631
Ratio of expenses to average net assets***(1)(4) .......      1.00%
Ratio of net investment income
   to average net assets***(1) .........................      1.31%
Portfolio turnover rate**** ............................     29.00%
Average commission rate per share(5) ...................   $0.0383
==========================
*    Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
***  Annualized.
**** Not annualized.
(1)  Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended March 31, 1997 would have been 3.66% for the Institutional Class.
(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period subject to such commissions.

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS



================================================================================
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other suppemental data for the period. This information has been derived from information provided in the financial statements.
================================================================================


                                                FOR THE PERIOD JANUARY 16, 1997*
                                                     THROUGH MARCH 31, 1997
                                                          (unaudited)
                                                --------------------------------

                                                           INVESTOR
                                                            CLASS
                                                           --------
PER SHARE OPERATING PERFORMANCE **

Net asset value, beginning of period .................     $ 10.20
                                                           -------

Net investment income(1). ............................        0.02
Net realized and unrealized
  gain on investments(2) .............................        0.11
                                                           -------
Net increase in net assets
   resulting from operations .........................        0.13
                                                           -------

Net asset value, end of period .......................     $ 10.33
                                                           -------

Total investment return(3) ...........................        1.27%
                                                           -------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ............     $   113
Ratio of expenses to average net assets***(1)(4) .....        1.25%
Ratio of net investment income
   to average net assets***(1) .......................        1.10%
Portfolio turnover rate**** ..........................       29.00%
Average commission rate per share(5) .................     $0.0383
==========================
*    Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
***  Annualized.
****  Not annualized.
(1)  Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended March 31, 1997 would have been 3.51% for the Investor Class.
(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period subject to such commissions.

                                     PART C

                                OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

 (a)     Financial Statements:

         (1)      Included in Part A of the Registration Statement:


                  Unaudited Financial Highlights for the Registrant's Boston Partners Large Cap Value Fund for the period from January 2, 1997 and January 16, 1997 (inception of the Institutional and Investor Classes, respectively) through March 31, 1997.

         (2)      Included in and incorporated by reference into Part B:

                  The unaudited Financial Statements for the period ended March 31, 1997 for the Institutional and Investor Classes of the Boston Partners Large Cap Value Fund.

         (3) All required financial statements are included in or incorporated by reference into Parts A and B hereof. All other financial statements and schedules are inapplicable.



(b)   Exhibits:                                                       SEE NOTE #
                                                                      ----------
      (1)   (a)      Articles of Incorporation of Registrant               1

            (b)      Articles Supplementary of Registrant.                 1

            (c)      Articles of Amendment to Articles of                  2
                     Incorporation of Registrant.

            (d)      Articles Supplementary of Registrant.                 2

            (e)      Articles Supplementary of Registrant.                 5

            (f)      Articles Supplementary of Registrant.                 6

            (g)      Articles Supplementary of Registrant.                 9

            (h)      Articles Supplementary of Registrant.                10

            (i)      Articles Supplementary of Registrant.                14

            (j)      Articles Supplementary of Registrant.                14

            (k)      Articles Supplementary of Registrant.                19

            (l)      Articles Supplementary of Registrant.                19

            (m)      Articles Supplementary of Registrant.                19

            (n)      Articles Supplementary of Registrant.                19

            (o)      Articles Supplementary of Registrant.                20

            (p)      Articles Supplementary of Registrant.                23

            (q)      Articles Supplementary of Registrant.                25

      (2)   Amended By-Laws adopted August 16, 1988.                       3

            (a)      Amendment to By-Laws adopted July 25, 1989.           4

(b)   Exhibits:                                                       SEE NOTE #
                                                                      ----------
            (b)      By-Laws amended through October 24, 1989.              5

            (c)      By-Laws amended through April 24, 1996.               23

      (3)   None.


      (4)   (a)      See Articles VI, VII, VIII, IX AND XI of               1
                     Registrant's Articles of Incorporation
                     February 17, 1988.

            (b)      See Articles II, III, VI, XIII and XIV of             23
                     Registrant's By-Laws as amended through
                     April 26, 1996.

(b)     Exhibits:                                                     SEE NOTE #
                                                                      ----------
     (5)    (a)      Investment Advisory Agreement (Money Market)          3
                     between Registrant and Provident
                     Institutional Management Corporation, dated as of August 16, 1988.

            (b)      Sub-Advisory Agreement (Money Market) between         3
                     Provident Institutional Management
                     Corporation and Provident National Bank, dated as of August 16, 1988.

            (c)      Investment Advisory Agreement (Tax-Free Money         3
                     Market) between Registrant and Provident
                     Institutional Management Corporation, dated as of August 16, 1988.

            (d)      Sub-Advisory Agreement (Tax-Free Money                3
                     Market) between Provident Institutional
                     Management Corporation and Provident National
                     Bank, dated as of August 16, 1988.

            (e)      Investment Advisory Agreement (Government             3
                     Obligations Money Market) between Registrant and Provident Institutional Management
                     Corporation, dated as of August 16, 1988.

            (f)      Sub-Advisory Agreement (Government                    3
                     Obligations Money Market) between Provident
                     Institutional Management Corporation and
                     Provident National Bank, dated as of August 16, 1988.

            (k)      Investment Advisory Agreement (Balanced)              3
                     between Registrant and Provident
                     Institutional Management Corporation, dated as of August 16, 1988.

            (l)      Sub-Advisory Agreement (Balanced) between             4
                     Provident Institutional Management
                     Corporation and Provident National Bank, dated as of August 16, 1988.

            (m)      Investment Advisory Agreement (Tax-Free)              3
                     between Registrant and Provident
                     Institutional Management Corporation, dated as of August 16, 1988.

            (n)      Sub-Advisory Agreement (Tax-Free) between             3
                     Provident Institutional Management
                     Corporation and Provident National Bank, dated as of August 16, 1988.

(b)   Exhibits:                                                       SEE NOTE #
                                                                      ----------
            (s)      Investment Advisory Agreement (Government             8
                     Securities) between Registrant and Provident
                     Institutional Management Corporation dated as of April 8, 1991.

            (t)      Investment Advisory Agreement (High Yield             8
                     Bond) between Registrant and Provident
                     Institutional Management Corporation dated as of April 8, 1991.

            (u)      Sub-Advisory Agreement (High Yield Bond)              8
                     between Registrant and Warburg, Pincus
                     Counsellors, Inc. dated as of April 8, 1991.

            (v)      Investment Advisory Agreement (New York               9
                     Municipal Money Market) between Registrant and Provident Institutional Management
                     Corporation dated November 5, 1991.

            (w)      Investment Advisory Agreement (Equity)               10
                     between Registrant and Provident
                     Institutional Management Corporation dated
                     November 5, 1991.

            (x)      Sub-Advisory Agreement (Equity) between              10
                     Registrant, Provident Institutional
                     Management Corporation and Warburg, Pincus
                     Counsellors, Inc. dated November 5, 1991.

            (y)      Investment Advisory Agreement (Tax-Free Money        10
                     Market) between Registrant and Provident
                     Institutional Management Corporation dated
                     April 21, 1992.

            (z)      Investment Advisory Agreement (BEA                   11
                     International Equity Portfolio) between
                     Registrant and BEA Associates.

            (aa)     Investment Advisory Agreement (BEA Strategic         11
                     Fixed Income Portfolio) between Registrant and BEA Associates.

            (bb)     Investment Advisory Agreement (BEA Emerging          11
                     Markets Equity Portfolio) between Registrant and BEA Associates.

            (cc)     Investment Advisory Agreement (Laffer/Canto          14
                     Equity Portfolio) between Registrant and
                     Laffer Advisors Incorporated, dated as of July 21, 1993.

            (dd)     Sub-Advisory Agreement (Laffer/Canto Sector          12
                     Equity Portfolio) between PNC Institutional
                     Management Corporation and Laffer Advisors
                     Incorporated, dated as of July 21, 1993.

            (ee)     Investment Advisory Agreement (BEA U.S. Core         15
                     Equity Portfolio) between Registrant and BEA
                     Associates, dated as of October 27, 1993.

(b)     Exhibits:                                                     SEE NOTE #
                                                                      ----------
             (ff)     Investment Advisory Agreement (BEA U.S. Core        15
                      Fixed Income Portfolio) between Registrant and BEA Associates, dated as of October 27, 1993.

             (gg)     Investment Advisory Agreement (BEA Global           15
                      Fixed Income Portfolio) between Registrant and BEA Associates, dated as of October 27, 1993.

             (hh)     Investment Advisory Agreement (BEA Municipal        15
                      Bond Fund Portfolio) between Registrant and
                      BEA Associates, dated as of October 27, 1993.

             (ii)     Investment Advisory Agreement (Warburg Pincus       14
                      Growth and Income Fund) between Registrant and Warburg, Pincus Counsellors, Inc.

             (jj)     Investment Advisory Agreement (Warburg Pincus       16
                      Balanced Fund) between Registrant and
                      Warburg, Pincus Counsellors, Inc.

             (kk)     Investment Advisory Agreement (BEA Balanced)        16
                      between Registrant and BEA Associates.

             (ll)     Investment Advisory Agreement (BEA Short            16
                      Duration Portfolio) between Registrant and
                      BEA Associates.

             (mm)     Investment Advisory Agreement (Warburg Pincus       21
                      Tax Free Fund) between Registrant and
                      Warburg, Pincus Counsellors, Inc.

             (nn)     Investment Advisory Agreement (ni Micro Cap         23
                      Fund) between Registrant and Numeric
                      Investors, L.P.

             (oo)     Investment Advisory Agreement (ni Growth            23
                      Fund) between Registrant and Numeric
                      Investors, L.P.

             (pp)     Investment Advisory Agreement (ni Growth &          23
                      Value Fund) between Registrant and Numeric
                      Investors, L.P.

             (qq)     Investment Advisory Agreement (BEA Global           24
                      Telecommunications Portfolio) between
                      Registrant and BEA Associates,

             (rr)     Investment Advisory Agreement (Boston               26
                      Partners Large Cap Value Fund) between
                      Registrant and Boston Partners Asset
                      Management, L.P.

    (6)      (r)      Distribution Agreement and Supplements               8
                      (Classes A through Q) between the Registrant and Counsellors Securities Inc. dated as of April 10, 1991.

             (s)      Distribution Agreement Supplement (Classes L,        9
                      M, N and 0) between the Registrant and
                      Counsellors Securities Inc. dated as of
                      November 5, 1991.

(b)   Exhibits:                                                       SEE NOTE #
                                                                      ----------
            (t)      Distribution Agreement Supplements (Classes          9
                     R, S, and Alpha 1 through Theta 4) between the Registrant and Counsellors Securities
                     Inc. dated as of November 5, 1991.

            (u)      Distribution Agreement Supplement (Classes T,        10
                     U and V) between the Registrant and
                     Counsellors Securities Inc. dated as of
                     September 18, 1992.

            (v)      Distribution Agreement Supplement (Class W)          14
                     between the Registrant and Counsellors
                     Securities Inc. dated as of July 21, 1993

            (w)      Distribution Agreement Supplement (Classes X,        14
                     Y, Z and AA) between the Registrant and
                     Counselors Securities Inc.

            (x)      Distribution Agreement Supplement (Classes BB        18
                     and CC) between Registrant and Counsellors
                     Securities Inc. dated as of October 26, 1994.

            (y)      Distribution Agreement Supplement (Classes DD        18
                     and EE) between Registrant and Counsellors
                     Securities Inc. dated as of October 26, 1994.

            (z)      Distribution Agreement Supplement (Classes L,        19
                     M, N and O) between the Registrant and
                     Counsellors Securities Inc.

            (aa)     Distribution Agreement Supplement (Classes R,        19
                     S) between the Registrant and Counsellors
                     Securities Inc.

            (bb)     Distribution Agreement Supplements (Classes          19
                     Alpha 1 through Theta 4) between the
                     Registrant and Counsellors Securities Inc.

            (cc)     Distribution Agreement Supplement Janney             20
                     Classes (Alpha 1, Alpha 2, Alpha 3 and Alpha
                     4) between the Registrant and Counsellors
                     Securities Inc.

            (dd)     Distribution Agreement Supplement ni Classes         23
                     (Classes FF, GG and HH) between Registrant and Counsellors Securities Inc.

            (ee)     Distribution Agreement Supplement (Classes           24
                     II, JJ, KK, and LL) between Registrant and
                     Counsellors Securities Inc.

            (ff)     Distribution Agreement Supplement (Classes           24
                     MM, NN, 00, and PP) between Registrant and
                     Counsellors Securities Inc.

            (gg)     Distribution Agreement Supplement (Class QQ)         26
                     between Registrant and Counsellors Securities
                     Inc.

            (hh)     Distribution Agreement Supplement (Class RR)         26
                     between Registrant and Counsellors Securities
                     Inc.

(b)   Exhibits:                                                       SEE NOTE #
                                                                      ----------
            (ii)     Distribution Agreement Supplement (Class SS)         26
                     between Registrant and Counsellors Securities
                     Inc.

   (7)      Fund Office Retirement Profit-Sharing and Trust                7
            Agreement, dated as of October 24, 1990.

   (8)      (a)      Custodian Agreement between Registrant and           3
                     Provident National Bank dated as of
                     August 16, 1988.

            (b)      Sub-Custodian Agreement among The Chase             10
                     Manhattan Bank, N.A., the Registrant and
                     Provident National Bank, dated as of July 13, 1992, relating to custody of Registrant's foreign securities.

            (e)      Amendment No. 1 to Custodian Agreement dated         9
                     August 16, 1988.

            (f)      Agreement between Brown Brothers Harriman &         10
                     Co. and Registrant on behalf of BEA
                     International Equity Portfolio, dated
                     September 18, 1992.

            (g)      Agreement between Brown Brothers Harriman &         10
                     Co. and Registrant on behalf of BEA Strategic
                     Fixed Income Portfolio, dated September 18,
                     1992.

            (h)      Agreement between Brown Brothers Harriman &         10
                     Co. and Registrant on behalf of BEA Emerging
                     Markets Equity Portfolio, dated September 18,
                     1992.

            (i)      Agreement between Brown Brothers Harriman &         15
                     Co. and Registrant on behalf of BEA Emerging
                     Markets Equity, BEA International Equity, BEA Strategic Fixed Income and BEA Global Fixed
                     Income Portfolios, dated as of November 29,
                     1993.

            (j)      Agreement between Brown Brothers Harriman &         15
                     Co. and Registrant on behalf of BEA U.S. Core
                     Equity and BEA U.S. Core Fixed Income Portfolios dated as of November 29, 1993.

            (k)      Custodian Contract between Registrant and           18
                     State Street Bank and Trust Company.

            (l)      Custody Agreement between Registrant and            23
                     Custodial Trust Company on behalf of ni Micro
                     Cap Fund, ni Growth Fund and ni Growth & Value Fund Portfolios of the Registrant.


            (m)      Custodian Agreement Supplement Between              26
                     Registrant and PNC Bank, National Association dated October 16, 1996.

(b)   Exhibits:                                                       SEE NOTE #
                                                                      ----------
   (9)      (a)      Transfer Agency Agreement (Sansom Street)            3
                     between Registrant and Provident Financial
                     Processing Corporation, dated as of
                     August 16, 1988.

            (b)      Transfer Agency Agreement (Cash Preservation)        3
                     between Registrant and Provident Financial
                     Processing Corporation, dated as of
                     August 16, 1988.

            (c)      Shareholder Servicing Agreement (Sansom              3
                     Street Money Market).

            (d)      Shareholder Servicing Agreement (Sansom              3
                     Street Tax-Free Money Market).

            (e)      Shareholder Servicing Agreement (Sansom              3
                     Street Government Obligations Money Market).

            (f)      Shareholder Services Plan (Sansom Street             3
                     Money Market).

            (g)      Shareholder Services Plan (Sansom Street Tax-        3
                     Free Money Market).

            (h)      Shareholder Services Plan (Sansom Street             3
                     Government Obligations Money Market).

            (i)      Transfer Agency Agreement (SafeGuard) between        3
                     Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988.

            (j)      Transfer Agency Agreement (Bedford) between          3
                     Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988.

            (k)      Transfer Agency Agreement (Income                    7
                     Opportunities) between Registrant and
                     Provident Financial Processing Corporation dated June 25, 1990.

            (l)      Administration and Accounting Services               8
                     Agreement between Registrant and Provident
                     Financial Processing Corporation, relating to Government Securities Portfolio, dated as of April 10, 1991.

            (m)      Administration and Accounting Services               9
                     Agreement between Registrant and Provident
                     Financial Processing Corporation, relating to
                     New York Municipal Money Market Portfolio dated as of November 5, 1991.

            (n)      Administration and Accounting Services               9
                     Agreement between Registrant and Provident
                     Financial Processing Corporation, relating to
                     Equity Portfolio dated as of November 5, 1991.

(b)   Exhibits:                                                       SEE NOTE #
                                                                      ----------
            (o)      Administration and Accounting Services               9
                     Agreement between Registrant and Provident
                     Financial Processing Corporation, relating to
                     High Yield Bond Portfolio, dated as of April 10,
                     1991.

            (p)      Administration and Accounting Services              10
                     Agreement between Registrant and Provident
                     Financial Processing Corporation (BEA
                     International Equity) dated September 18,
                     1992.

            (q)      Administration and Accounting Services               10
                     Agreement between Registrant and Provident
                     Financial Processing Corporation (BEA
                     Strategic Fixed Income) dated September 18,
                     1992.

            (r)      Administration and Accounting Services               10
                     Agreement between Registrant and Provident
                     Financial Processing Corporation (BEA
                     Emerging Markets Equity) dated September 18,
                     1992.

            (s)      Transfer Agency Agreement and Supplements             9
                     (Bradford, Alpha (now known as Janney), Beta,
                     Gamma, Delta, Epsilon, Zeta, Eta and Theta) between Registrant and Provident Financial
                     Processing Corporation dated as of November
                     5, 1991.

            (t)      Transfer Agency Agreement Supplement (BEA)           10
                     between Registrant and Provident Financial
                     Processing Corporation dated as of September
                     19, 1992.

            (u)      Administrative Services Agreement between            10
                     Registrant and Counsellor's Fund Services,
                     Inc. (BEA Portfolios) dated September 18,
                     1992.

            (v)      Administration and Accounting Services               10
                     Agreement between Registrant and Provident
                     Financial Processing Corporation, relating to
                     Tax-Free Money Market Portfolio, dated as of April
                     21, 1992.

            (w)      Transfer Agency Agreement Supplement                 12
                     (Laffer/Canto) between Registrant and PFPC
                     Inc. dated as of July 21, 1993.

            (x)      Administration and Accounting Services               12
                     Agreement between Registrant and PFPC Inc., relating to Laffer/Canto Equity Fund, dated
                     July 21, 1993.

            (y)      Transfer Agency Agreement Supplement (BEA            15
                     U.S. Core Equity, BEA U.S. Core Fixed Income,
                     BEA Global Fixed Income and BEA Municipal
                     Bond Fund Portfolios) between Registrant and
                     PFPC Inc. dated as October 27, 1993.

(b)    Exhibits:                                                      SEE NOTE #
                                                                      ----------
            (z)      Administration and Accounting Services               15
                     Agreement between Registrant and PFPC Inc.
                     relating to BEA U.S. Core Equity Portfolio dated as of October 27, 1993.

            (aa)     Administration and Accounting Services               15
                     Agreement between Registrant and PFPC Inc.
                     (BEA U.S. Core Fixed Income Portfolio) dated
                     October 27, 1993.

            (bb)     Administration and Accounting Services               15
                     Agreement between Registrant and PFPC Inc.
                     (International Fixed Income Portfolio) dated
                     October 27, 1993.

            (cc)     Administration and Accounting Services               15
                     Agreement between Registrant and PFPC Inc.
                     (Municipal Bond Fund Portfolio) dated
                     October 27, 1993.

            (dd)     Transfer Agency Agreement Supplement (BEA            18
                     Balanced and Short Duration Portfolios)
                     between Registrant and PFPC Inc. dated
                     October 26, 1994.

            (ee)     Administration and Accounting Services               18
                     Agreement between Registrant and PFPC Inc.
                     (BEA Balanced Portfolio) dated October 26, 1994.

            (ff)     Administration and Accounting Services               18
                     Agreement between Registrant and PFPC Inc.
                     (BEA Short Duration Portfolio) dated
                     October 26, 1994.

            (gg)     Co-Administration Agreement between                  18
                     Registrant and PFPC Inc. (Warburg Pincus
                     Growth & Income Fund) dated August 4, 1994.

            (hh)     Co-Administration Agreement between                  18
                     Registrant and PFPC Inc. (Warburg Pincus
                     Balanced Fund) dated August 4, 1994.

            (ii)     Co-Administration Agreement between                  18
                     Registrant and Counsellors Funds Services,
                     Inc. (Warburg Pincus Growth & Income Fund) dated August 4, 1994.

            (jj)     Co-Administration Agreement between                  18
                     Registrant and Counsellors Funds Services,
                     Inc. (Warburg Pincus Balanced Fund) dated
                     August 4, 1994.

            (kk)     Administrative Services Agreement Supplement         18
                     between Registrant and Counsellors Fund
                     Services, Inc. (BEA Classes) dated
                     October 26, 1994.

            (ll)     Co-Administration Agreement between                  21
                     Registrant and PFPC Inc. (Warburg Pincus Tax
                     Free Fund) dated March 31, 1995.

(b)    Exhibits:                                                      SEE NOTE #
                                                                      ----------
            (mm)     Co-Administration Agreement between                  21
                     Registrant and Counsellors Funds Services,
                     Inc. (Warburg Pincus Tax-Free Fund) dated
                     March 31, 1995.

            (nn)     Transfer Agency and Service Agreement between        21
                     Registrant and State Street Bank and Trust
                     Company and PFPC, Inc. dated February 1,
                     1995.

            (oo)     Supplement to Transfer Agency and Service            21
                     Agreement between Registrant, State Street
                     Bank and Trust Company, Inc. and PPPC dated
                     April 10, 1995.

            (pp)     Amended and Restated Credit Agreement dated          22
                     December 15, 1994.

            (qq)     Transfer Agency Agreement Supplement (ni             23
                     Micro Cap Fund, ni Growth Fund and ni Growth
                     & Value Fund) between Registrant and PFPC,
                     Inc. dated April 14, 1996.

            (rr)     Administration and Accounting Services               23
                     Agreement between Registrant and PFPC, Inc.
                     (ni Micro Cap Fund) dated April 24, 1996.

            (ss)     Administration and Accounting Services               23
                     Agreement between Registrant and PFPC, Inc.
                     (ni Growth Fund) dated April 24, 1996.

            (tt)     Administration and Accounting Services               23
                     Agreement between Registrant and PFPC, Inc.
                     (ni Growth, & Value Fund) dated April 24,
                     1996.

            (uu)     Administrative Services Agreement between            23
                     Registrant and Counsellors Fund Services,
                     Inc. (ni Micro Cap Fund, ni Growth Fund and ni Growth & Value Fund) dated April 24, 1996.

            (vv)     Administration and Accounting Services               24
                     Agreement between Registrant and PFPC, Inc.
                     (BEA Global Telecommunications Portfolio).

            (ww)     Co-Administration Agreement between                  24
                     Registrant Investor and BEA Associates (BEA
                     International Equity Investor Portfolio).

            (xx)     Co-Administration Agreement between                  24
                     Registrant and BEA Associates (BEA
                     International Equity Advisor Portfolio).

            (yy)     Co-Administration Agreement between                  24
                     Registrant and BEA Associates (BEA Emerging
                     Markets Equity Investor Portfolio).

            (zz)     Co-Administration Agreement between                  24
                     Registrant and BEA Associates (BEA Emerging
                     Markets Equity Advisor Portfolio).

(b)      Exhibits:                                                    SEE NOTE #
                                                                      ----------
            (aaa)    Co-Administration Agreement between                  24
                     Registrant and BEA Associates (BEA High Yield
                     Investor Portfolio).

            (bbb)    Co-Administration Agreement between                  24
                     Registrant and BEA Associates (BEA High Yield
                     Advisor Portfolio).

            (ccc)    Co-Administration Agreement between                  24
                     Registrant and BEA Associates (BEA Global
                     Telecommunications Investor Portfolio).

            (ddd)    Co-Administration Agreement between                  24
                     Registrant and BEA Associates (BEA Global
                     Telecommunications Advisor Portfolio).

            (eee)    Transfer Agreement and Service Agreement             24
                     between Registrant and State Street Bank and
                     Trust Company.

            (fff)    Administration and Accounting Services               26
                     Supplement between the Registrant and PFPC
                     Inc. dated October 16, 1996 (Boston Partners
                     Large Cap Value Fund).

            (ggg)    Transfer Agency Agreement Supplement between         26
                     Registrant and PFPC Inc. (Boston Partners
                     Institutional Class).

            (hhh)    Transfer Agency Agreement Supplement between         26
                     Registrant and PFPC Inc. (Boston Partners
                     Investor Class).

            (iii)    Transfer Agency Agreement Supplement between         26
                     Registrant and PFPC Inc. (Boston Partners
                     Advisor Class).

   (10)     (a)      Incorporated by reference herein to
                     Registrant's 24f-2 Notice for the fiscal year ended August 31, 1996 filed on October 28,
                     1996.  Opinion of Counsel.

   (11)     (a)      Consent of Counsel.

            (b)      Consent of Independent Accountants.

   (12)              None.

   (13)     (a)      Subscription Agreement (relating to Classes A          2
                     through N).

            (b)      Subscription Agreement between Registrant and          7
                     Planco Financial Services, Inc., relating to
                     Classes O and P.

            (c)      Subscription Agreement between Registrant and          7
                     Planco Financial Services, Inc., relating to
                     Class Q.

            (d)      Subscription Agreement between Registrant and          9
                     Counsellors Securities Inc. relating to
                     Classes R, S, and Alpha 1 through Theta 4.

(b)  Exhibits:                                                        SEE NOTE #
                                                                      ----------
           (e)      Subscription Agreement between Registrant and         10
                    Counsellors Securities Inc. relating to
                    Classes T, U and V.

           (f)      Subscription Agreement between Registrant and         18
                    Counsellor's Securities Inc. relating to
                    Classes BB and CC.

           (g)      Purchase Agreement between Registrant and             21
                    Counsellors Securities Inc. relating to Class
                    DD (Warburg Pincus Growth & Income Fund
                    Series 2).

           (h)      Purchase Agreement between Registrant and             21
                    Counsellors Securities Inc. relating to Class
                    EE (Warburg Pincus Balanced Fund Series 2).

           (i)      Purchase Agreement between Registrant and             23
                    Numeric Investors, L.P. relating to Class FF
                    (ni Micro Cap Fund).

           (j)      Purchase Agreement between Registrant and             23
                    Numeric Investors, L.P. relating to Class GG
                    (ni Growth Fund).

           (k)      Purchase Agreement between Registrant and             23
                    Numeric Investors, L.P. relating to Class HH
                    (ni Growth & Value Fund).

           (l)      Subscription Agreement between Registrant and         24
                    Counsellors Securities, Inc. relating to
                    Classes II through PP.

  (14)              None.

  (15)     (a)      Plan of Distribution (Sansom Street Money              3
                    Market).

           (b)      Plan of Distribution (Sansom Street Tax-Free           3
                    Money Market).

           (c)      Plan of Distribution (Sansom Street                    3
                    Government Obligations Money Market).

           (d)      Plan of Distribution (Cash Preservation                3
                    Money).

           (e)      Plan of Distribution (Cash Preservation Tax-           3
                    Free Money Market).

           (f)      Plan of Distribution (SafeGuard Equity).               3

           (g)      Plan of Distribution (SafeGuard Fixed                  3
                    Income).

           (h)      Plan of Distribution (SafeGuard Balanced).             3

           (i)      Plan of Distribution (SafeGuard Tax-Free).             3

           (j)      Plan of Distribution (SafeGuard Money                  3
                    Market).

           (k)      Plan of Distribution (SafeGuard Tax-Free               3
                    Money Market).

(b) Exhibits:                                                         SEE NOTE #
                                                                      ----------
          (1)      Plan of Distribution (Bedford Money Market).            3

          (m)      Plan of Distribution (Bedford Tax-Free Money            3
                   Market).

          (n)      Plan of Distribution (Bedford Government                3
                   Obligations Money Market).

          (o)      Plan of Distribution (Bedford New York                  7
                   Municipal Money).

          (p)      Plan of Distribution (SafeGuard Government              7
                   Securities).

          (q)      Plan of Distribution (Income Opportunities              7
                   High Yield).

          (r)      Amendment No. 1 to Plans of Distribution                8
                   (Classes A through Q).

          (s)      Plan of Distribution (Bradford Tax-Free Money           9
                   Market).

          (t)      Plan of Distribution (Bradford Government               9
                   Obligations Money Market).

          (u)      Plan of Distribution (Alpha (now known as               9
                   Janney) Money Market).

          (v)      Plan of Distribution (Alpha (now known as               9
                   Janney) Tax-Free Money Market (now known as the Municipal Money Market)).

          (w)      Plan of Distribution (Alpha (now known as               9
                   Janney) Government Obligations Money Market).

          (x)      Plan of Distribution (Alpha (now known as               9
                   Janney) New York Municipal Money Market).

          (y)      Plan of Distribution (Beta Money Market).               9

          (z)      Plan of Distribution (Beta Tax-Free Money               9
                   Market).

          (aa)     Plan of Distribution (Beta Government                   9
                   Obligations Money Market).

          (bb)     Plan of Distribution (Beta New York Money               9
                   Market).

          (cc)     Plan of Distribution (Gamma Money Market).              9

          (dd)     Plan of Distribution (Gamma Tax-Free Money              9
                   Market).

          (ee)     Plan of Distribution (Gamma Government                  9
                   Obligations Money Market).

          (ff)     Plan of Distribution (Gamma New York                    9
                   Municipal Money Market).

          (gg)     Plan of Distribution (Delta Money Market).              9

          (hh)     Plan of Distribution (Delta Tax-Free Money              9
                   Market).

(b) Exhibits:                                                         SEE NOTE #
                                                                      ----------
         (ii)     Plan of Distribution (Delta Government                  9
                  Obligations Money Market).

         (jj)     Plan of Distribution (Delta New York                    9
                  Municipal Money Market).

         (kk)     Plan of Distribution (Epsilon Money Market).            9

         (ll)     Plan of Distribution (Epsilon Tax-Free Money            9
                  Market).

         (mm)     Plan of Distribution (Epsilon Government                9
                  Municipal Money Market).

         (nn)     Plan of Distribution (Epsilon New York                  9
                  Municipal Money Market).

         (oo)     Plan of Distribution (Zeta Money Market).               9

         (pp)     Plan of Distribution (Zeta Tax-Free Money               9
                  Market).

         (qq)     Plan of Distribution (Zeta Government                   9
                  Obligations Money Market).

         (rr)     Plan of Distribution (Zeta New York Municipal           9
                  Money Market).

         (ss)     Plan of Distribution (Eta Money Market).                9

         (tt)     Plan of Distribution (Eta Tax-Free Money                9
                  Market).

         (uu)     Plan of Distribution (Eta Government                    9
                  Obligations Money Market).

         (vv)     Plan at Distribution (Eta New York Municipal            9
                  Money Market).

         (ww)     Plan of Distribution (Theta Money Market).              9

         (xx)     Plan of Distribution (Theta Tax-Free Money              9
                  Market).

         (yy)     Plan of Distribution (Theta Government                  9
                  Obligations Money Market).

         (zz)     Plan of Distribution (Theta New York                    9
                  Municipal Money Market).

         (aaa)    Plan at Distribution (Laffer Equity).                  12

         (bbb)    Plan Distribution (Warburg Pincus Growth &             18
                  Income Series 2).

         (ccc)    Plan of Distribution (Warburg Pincus Balanced          18
                  Series 2).

         (ddd)    Plan of Distribution (BEA International                24
                  Equity Investor).

         (eee)    Plan of Distribution (BEA International                24
                  Equity Advisor).

(b)  Exhibits:                                                        SEE NOTE #
                                                                      ----------
         (fff)    Plan of Distribution (BEA Emerging Markets             24
                  Equity Investor).

         (ggg)    Plan of Distribution (BEA Emerging Markets             24
                  Equity Advisor).

         (hhh)    Plan of Distribution (BEA High Yield                   24
                  Investor).

         (iii)    Plan of Distribution (BEA High Yield                   24
                  Advisor).

         (jjj)    Plan of Distribution (BEA Global                       24
                  Telecommunications Investor).

         (kkk)    Plan of Distribution (BEA Global                       24
                  Telecommunications Advisor).

         (lll)    Plan of Distribution (Boston Partners Large            26
                  Cap Value Fund Institutional Class)

         (mmm)    Plan of Distribution (Boston Partners Large            26
                  Cap Value Fund Investor Class)

         (nnn)    Plan of Distribution (Boston Partners Large            26
                  Cap Value Fund Advisor Class)


  (16)   (a)      Schedule of computation of Performance                  3
                  Quotations.

  (17)     Financial Data Schedules

  (18)     Rule 18f-3 Plan.                                              21



NOTE #
------
1 Incorporated herein by reference to the same exhibit number of Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988.

2 Incorporated herein by reference to the same exhibit number of Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988.

3 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989.

4 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on October 25, 1989.

5 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 3 to the Registrant's Registration Statement (No. 33-20827) filed on April 27, 1990.

6 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 4 to the Registrant's Registration Statement (No. 33-20827) filed on May 1, 1990.

7 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1990.

8 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 6 to the Registrant's Registration Statement (No. 33-20827) filed on October 24, 1991.

9 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992.

10 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992.

11 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 9 to the Registrant's Registration Statement (No. 33-20827) filed on December 16, 1992.

12 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 11 to the Registrant's Registration Statement (No. 33-20827) filed on June 21, 1993.

13 Incorporated herein by reference to the same exhibit number Post-Effective Amendment No. 12 to the Registrant's Registration Statement (No. 33-20827) filed on July 27, 1993.

14 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 13 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1993.

15 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 14 to the Registrant's Registration Statement (No. 33-20827) filed on December 21, 1993.

16 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 19 to the Registrant's Registration Statement (No. 33-20827) filed on October 14, 1994.

17 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 20 to the Registrant's Registration Statement (No. 33-20827) filed on October 21, 1994.

18 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 21 to the Registrant's Registration Statement (No. 33 20827) filed on October 28, 1994.

19 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed an December 19, 1994.

20 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 27 to the Registrant's Registration Statement (No. 33-20827) filed on March 31, 1995.

21 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 28 to the Registrant's Registration Statement (No. 33-20827) filed on October 6, 1995.

22 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 29 to the Registrant's Registration Statement (No. 33-20827) filed on October 25, 1995.

23 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

24 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 37 to the Registrant's Registration Statement (No. 33-20827) filed July 30, 1996.

25 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 39 to the Registrant's Registration Statement (No. 33-20827) filed on October 11, 1996.

26 Incorporated herein by reference to the same Exhibit No. of Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-30827) filed on November 27, 1996.

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.


Item 26. NUMBER OF HOLDERS OF SECURITIES


                  The following information is given as of April 1, 1997.


TITLE OF CLASS OF COMMON STOCK                          NUMBER OF RECORD HOLDERS
------------------------------                          ------------------------
a)   RBB Money Market                                                 0
b)   RBB Municipal Money Market                                       0
c)   Cash Preservation Money Market                                  43
d)   Cash Preservation Municipal Money Market                        62
e)   Sansom Street Money Market                                       3
f)   Sansom Street Municipal Money Market                             0
g)   Sansom Street Government Obligations Money Market                0
h)   Bedford Money Market                                       109,159
i)   Bedford Municipal Money Market                               4,285
j)   Bedford Government Obligations Money Market                  3,439
k)   Bedford New York Municipal Money Market                      3,050
l)   RBB Government Securities                                      579
m)   Bradford Municipal Money Market                                  1
n)   Bradford Government Obligations Money Market                     1
o)   BEA International Equity - Institutional Class                 299
p)   BEA International Equity - Investor Class                        3
q)   BEA International Equity - Advisor Class                         8
r)   BEA High Yield - Institutional Class                           104
s)   BEA High Yield - Investor Class                                  3
t)   BEA High Yield - Advisor Class                                   8
u)   BEA Emerging Markets Equity - Institutional Class               59
v)   BEA Emerging Markets Equity - Investor Class                     3
w)   BEA Emerging Markets Equity - Advisor Class                      7
x)   BEA U.S. Core Equity                                            98
y)   BEA U.S. Core Fixed Income                                      62
z)   BEA Strategic Global Fixed Income                               24
aa)  BEA Municipal Bond Fund                                         42
bb)  BEA Short Duration                                               0

cc)  BEA Balanced                                                     0
dd)  BEA Global Telecommunications - Investor Class                   3
ee)  BEA Global Telecommunications - Advisor Class                   23
ff)  Janney Montgomery Scott                                          1
     Money Market
gg)  Janney Montgomery Scott                                          1
     Municipal Money Market
hh)  Janney Montgomery Scott                                          1
     Government Obligations Money Market
ii)  Janney Montgomery Scott                                          1
     New York Municipal Money Market
jj)  ni Micro Cap                                                 1,746
kk)  ni Growth                                                     2828
ll)  ni Growth & Value                                            1,102
mm)  Boston Partners Large Cap Value Fund - Institutional Class      10
nn)  Boston Partners Large Cap Value Fund - Investor Class            7
oo)  Boston Partners Large Cap Value Fund - Advisor Class             0


Item 27. INDEMNIFICATION

         Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, as amended, incorporated herein by reference as Exhibits 1(a) and 1(c), provide as follows:

         Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                  Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by-law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

                  Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Information as to any other business, profession, vocation or employment of substantial nature in which any directors and officers of PIMC, BEA, Numeric and Boston Partners are, or at any time during the past two (2) years have been, engaged for their own accounts or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of PIMC's FORM ADV (File No. 801-13304) filed on March 28, 1993, Schedules B and D of BEA's FORM ADV (File No. 801-37170) filed on March 30, 1993, Schedules B and D of Numeric's FORM ADV (File No. 801-35649) filed on November 2, 1995, and Schedules of Boston Partners' FORM ADV (File No. 801-49059) filed on October 2, 1996, respectively.

         There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of PNC Bank, National Association (successor by merger to Provident National Bank) ("PNC Bank"), is, or at any time during the past two years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.


                    PNC INSTITUTIONAL MANAGEMENT CORPORATION
                             DIRECTORS AND OFFICERS

POSITION WITH                            OTHER BUSINESS                             TYPE OF
     PIMC             NAME               CONNECTIONS                                BUSINESS
--------------------------------------------------------------------------------------------
Chairman and   J. Richard Carnall        Executive Vice President                   Banking
Director                                 PNC Bank, National Association (1)

                                         Director                                   Banking
                                         PNC National Bank (2)

                                         Chairman and Director                      Financial-
                                         PFPC Inc. (3)                              Related
                                                                                    Services

                                         Director                                   Fiduciary
                                         PNC Trust Company of New York (11)         Activities

                                         Director                                   Equipment
                                         Hayden Bolts, Inc.*

                                         Director                                   Real Estate
                                         Parkway Real Estate Company*

                                         Director                                   Investment
                                         Provident Capital Management               Advisory
                                         Inc. (5)

POSITION WITH                            OTHER BUSINESS                             TYPE OF
     PIMC             NAME               CONNECTIONS                                BUSINESS
--------------------------------------------------------------------------------------------
                                         Director
                                         PNC Asset Management Group, Inc.

                                         Director                                   Financial-
                                         PFPC International Ltd.                    Related
                                                                                    Services

                                         Director                                   Financial-
                                         PFPC International (Cayman) Ltd.           Related
                                                                                    Services

                                         Director                                   Investment
                                         Advanced Investment Management             Advisory

                                         Chairman
                                         International Dollar Reserve Fund,
                                         Ltd.

Director      Richard C. Caldwell        Executive Vice President                   Banking
                                         PNC Bank, National Association (1)

                                         Director PNC National Bank (2)             Banking

                                         Director                                   Fiduciary
                                         PNC Trust Company                          Activities
                                         of New York (11)

                                         Director                                   Investment
                                         Provident Capital Management               Advisory
                                         Inc. (5)

                                         Executive Vice President                   Banking
                                         PNC Bank Corp. (14)                        Holding
                                                                                    Company

                                         Director                                   Banking
                                         PNC Bank, New Jersey
                                         National Association (16)

                                         Director                                   Financial-
                                         PFPC Inc. (3)                              Related
                                                                                    Services

                                         Chairman, Director & CEO
                                         PNC Asset Management Group, Inc.

                                         Director                                   Mutual Fund
                                         Compass Capital Group, Inc.

                                         Director                                   Investment
                                         BlackRock Financial                        Advisory
                                         Management, Inc.

                                         Director                                   Investment
                                         PNC Equity Advisors Co.                    Advisory

                                         Director                                   Banking
                                         PNC Bank, New England

POSITION WITH                            OTHER BUSINESS                             TYPE OF
     PIMC             NAME               CONNECTIONS                                BUSINESS
--------------------------------------------------------------------------------------------

Director       Laurence D. Fink          Chairman and Chief Executive
                                         Officer
                                         BlackRock Financial Management,
                                         Inc.

                                         Director and Vice President
                                         PNC Asset management Group, Inc.

Director       Richard L. Smoot          President and Chief                        Banking
                                         Executive Officer
                                         PNC Bank, National Association
                                         (Phila.)(1)

                                         Senior Vice President                      Bank
                                         PNC Bank Corp.(14)                         Holding
                                                                                    Company

                                         Director                                   Financial-
                                         PFPC Inc. (3)                              Related
                                                                                    Services

                                         Director                                   Fiduciary
                                         PNC Trust Company of NY (11)               Activities
                                         Director, Chairman and President           Banking

                                         PNC Bank, New Jersey,
                                         National Association (16)

                                         Director, Chairman and CEO                 Banking
                                         PNC National Bank (2)

                                         Chairman & Director                        Leasing
                                         PNC Credit Corp. (13)

Director and   Nicholas M. Marsini,      Senior Vice President                      Banking
Chief          Jr.                       PNC Bank, National Association(1)
Financial
Officer

                                         Director                                   Financial-
                                         PFPC Inc. (3)                              Related
                                                                                    Services

                                         Senior Vice President                      Banking
                                         and Chief Financial Officer
                                         PNC Bank, Delaware(20)

                                         Director, Vice President and               Banking
                                         Treasurer
                                         PNC National Bank(2)

                                         Director                                   Banking
                                         PNC Bank, New Jersey
                                         National Association(16)

                                         Director                                   Fiduciary
                                         PNC Trust Company of New York(11)          Activities

                                         Director and Treasurer                     Holding
                                         PNC Bancorp, Inc. (9)                      Company

                                      -22-

POSITION WITH                            OTHER BUSINESS                             TYPE OF
     PIMC             NAME               CONNECTIONS                                BUSINESS
--------------------------------------------------------------------------------------------

                                         Director and Treasurer                     Investment
                                         PNC Capital Corp.(17)                      Activities

                                         Director and Treasurer                     Banking
                                         PNC Holding Corp.(18)

                                         Director and Treasurer                     Investment
                                         PNC Venture Corp.(19)                      Activities

President and  Thomas H. Nevin           None.
Chief
Investment
Officer

Vice           Michelle L. Petrilli      Chief Counsel                              Banking
President and                            PNC Bank, DE (20)
Secretary

                                         Secretary                                  Financial-
                                         PFPC Inc.(3)                               Related
                                                                                    Services

Senior Vice    Vincent J. Ciavardini     President, Chief                           Financial-
President                                Financial Officer                          Related
                                         and Director                               Services
                                         PFPC Inc.(3)

                                         Director
                                         PNC Asset Management Group, Inc.

                                         Director & President                       Financial-
                                         PFPC International Ltd.                    Related
                                                                                    Services

                                         Director                                   Financial-
                                         PFPC International (Cayman) Ltd.           Related
                                                                                    Services

                                         Director
                                         International Dollar Reserve
                                         Fund, Ltd.

Senior Vice    John N. Parthemore        None.
President

Vice           Stephen M. Wynne          Executive Vice President and               Financial-
President,                               Chief Accounting Officer                   Related
Chief                                    PFPC Inc. (3)                              Services
Accounting
Officer and
Assistant
Secretary

                                         Director                                   Financial-
                                         PFPC Trustee & Custodial                   Related
                                         Services, Ltd.                             Services

                                         Director                                   Financial-
                                         PFPC International (Cayman) Ltd.           Related
                                                                                    Services

POSITION WITH                            OTHER BUSINESS                             TYPE OF
     PIMC             NAME               CONNECTIONS                                BUSINESS
--------------------------------------------------------------------------------------------

                                         Executive Vice President                   Financial-
                                         PFPC International Ltd.                    Related
                                                                                    Services

Controller     Pauline M. Heintz         Vice President                             Financial-
                                         PFPC Inc. (3)                              Related
                                                                                    Services

Vice           Jeffrey W. Carson         None.
President

Vice           Katherine A. Chuppe       None.
President

Vice           Mary J. Coldren           None.
President

Vice           Michele C. Dillon         None.
President

Vice           Patrick J. Ford           None.
President

Vice           Richard Hoerner           None.
President

Vice           Michael S. Hutchinson     None.
President

Vice           Michael J. Milligan       None.
President

Vice           G. Keith Robertshaw       None.
President

Vice           William F. Walsh          None.
President

Vice           Karen J. Walters          None.
President


-----------------------------

* Information regarding these corporations can be obtained from the office of the Secretary.

                         PNC BANK, NATIONAL ASSOCIATION
                                    DIRECTORS

POSITION WITH                            OTHER BUSINESS                             TYPE OF
  PNC BANK            NAME               CONNECTIONS                                BUSINESS
--------------------------------------------------------------------------------------------

Director       B.R. Brown                President and C.E.O. of                    Coal
                                         Consol, Inc.
                                         Consol Plaza
                                         Pittsburgh, PA  15241

Director       Constance E. Clayton      Associate Dean, School of                  Medical
                                         Health & Professor of
                                         Pediatrics
                                         Medical College of PA
                                         Hanemann University
                                         430 East Sedgwick St.
                                         Philadelphia, PA 19119

Director       Eberhard Faber IV         Chairman and C.E.O.                        Manufacturing
                                         E.F.L., Inc.
                                         450 Hedge Road
                                         P.O. Box 49
                                         Bearcreek, PA  18602

Director       Dr. Stuart Heydt          President and C.E.O.                       Medical
                                         Geisinger Foundation
                                         100 N. Academy Avenue
                                         Danville, PA  17822

Director       Edward P. Junker, III     Vice Chairman                              Banking
                                         PNC Bank, N.A.
                                         Ninth and State Streets
                                         Erie, PA  16553

Director       Thomas A. McConomy        President, C.E.O. and                      Manufacturing
                                         Chairman, Calgon Carbon
                                         Corporation
                                         413 Woodland Road
                                         Sewickley, PA  15143

Director       Thomas H. O'Brien         Chairman                                   Banking
                                         PNC Bank, National
                                         Association
                                         One PNC Plaza,
                                         30th Floor
                                         Pittsburgh, PA  15265

Director       Dr. J. Dennis O'Connor    Provost, The Smithsonian                   Education
                                         Institution
                                         1000 Jefferson Drive, S.W.
                                         Room 230, MRC 009
                                         Washington, DC  20560

Director       Rocco A. Ortenzio         Chairman and C.E.O.                        Medical
                                         Continental Medical
                                         Systems, Inc.
                                         P.O. Box 715
                                         Mechanicsburg, PA 17055


POSITION WITH                            OTHER BUSINESS                             TYPE OF
  PNC BANK            NAME               CONNECTIONS                                BUSINESS
--------------------------------------------------------------------------------------------

Director       Jane G. Pepper            President                                  Horticulture
                                         Pennsylvania Horticulture
                                         Society
                                         325 Walnut Street
                                         Philadelphia, PA  19106

Director       Robert C. Robb, Jr.       President, Lewis, Eckert,                  Financial and
                                         Robb & Company                             Management
                                         425 One Plymouth Meeting                   Consultants
                                         Plymouth Meeting, PA 19462

Director       James E. Rohr             President and C.E.O.                       Bank Holding
                                         PNC Bank, National                         Company
                                         Association
                                         One PNC Plaza, 30th Floor
                                         Pittsburgh, PA  15265

Director       Daniel M. Rooney          President, Pittsburgh                      Football
                                         Steelers
                                         Football Club of the
                                         National Football League
                                         300 Stadium Circle
                                         Pittsburgh, PA  15212

Director       Seth E. Schofield         Chairman, President and                    Airline
                                         C.E.O.
                                         USAir Group, Inc. and
                                         USAir, Inc.
                                         2345 Crystal Drive
                                         Arlington, VA  22227


                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS

John E. Alden                     Senior Vice President

James C. Altman                   Senior Vice President

Lila M. Bachelier                 Senior Vice President

R. Perrin Baker                   Chief Market Counsel, Northwest PA

James R. Bartholomew              Senior Vice President

Peter R. Begg                     Senior Vice President

Donald G. Berdine                 Senior Vice President

Ben Berzin, Jr.                   Senior Vice President

James H. Best                     Senior Vice President

Eva T. Blum                       Senior Vice President

Susan B. Bohn                     Senior Vice President

George Brikis                     Executive Vice President

Michael Brundage                  Senior Vice President

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS

Anthony J. Cacciatore             Senior Vice President

Richard C. Caldwell               Executive Vice President

Craig T. Campbell                 Senior Vice President

J. Richard Carnall                Executive Vice President

Edward V. Caruso                  Executive Vice President

Peter K. Classen                  President & CEO, PNC Bank, Northwest, PA

James P. Conley                   Senior Vice President/Credit Policy

Andra D. Cochran                  Senior Vice President

Sharon Coghlan                    Coordinating Market Chief Counsel,
                                  Philadelphia

John F. Calligan                  Senior Vice President

James P. Conley                   Senior Vice President

C. David Cook                     Senior Vice President

Alfred F. Cordasco                Supervising Counsel, Pittsburgh, PA

Robert Crouse                     Senior Vice President

Peter M. Crowley                  Senior Vice President

Keith P. Crytzer                  Senior Vice President

John J. Daggett                   Senior Vice President

Peter J. Donchak                  Senior Vice President

Anuj Dhanda                       Senior Vice President

Victor M. DiBattista              Chief Regional Counsel

Frank H. Dilenschneider           Senior Vice President

Thomas C. Dilworth                Senior Vice President

Alfred J. DiMatteis               Senior Vice President

James Dionise                     Senior Vice President and C.F.O.

Patrick S. Doran                  Vice President, Head of Consumer Lending

Robert D. Edwards                 Senior Vice President

David J. Egan                     Senior Vice President

J. Lynn Evans                     Senior Vice President & Controller

William E. Fallon                 Senior Vice President

James M. Ferguson, III            Senior Vice President

Charles J. Ferrero                Senior Vice President

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS

Frederick C. Frank, III           Executive Vice President

William J. Friel                  Executive Vice President

John F. Fulgoney                  Coordinating Market Chief Counsel,
                                  Northeast PA

Brian K. Garlock                  Senior Vice President

George D. Gonczar                 Senior Vice President

Richard C. Grace                  Senior Vice President

James S. Graham                   Senior Vice President

Michael J. Hannon                 Senior Vice President

Stephen G. Hardy                  Senior Vice President

Michael J. Harrington             Senior Vice President

Marva H. Harris                   Senior Vice President

Maurice H. Hartigan, II           Executive Vice President

G. Thomas Hewes                   Senior Vice President

Sylvan M. Holzer                  Senior Vice President

Bruce C. Iacobucci                Senior Vice President

John M. Infield                   Senior Vice President

Philip C. Jackson                 Senior Vice President

William J. Johns                  Controller

William R. Johnson                Audit Director

Edward P. Junker, III             Vice Chairman

Robert D. Kane                    Senior Vice President

Michael D. Kelsey                 Chief Compliance Counsel

Jack Kelly                        Senior Vice President

Geoffrey R. Kimmel                Senior Vice President

Randall C. King                   Senior Vice President

Christopher M. Knoll              Senior Vice President

Richard C. Krauss                 Senior Vice President

Frank R. Krepp                    Senior Vice President &
                                  Chief Credit Policy Officer

Kenneth P. Leckey                 Senior Vice President

Marilyn R. Levins                 Senior Vice President

Carl J. Lisman                    Executive Vice President

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS

George Lula                       Senior Vice President

Jane E. Madio                     Senior Vice President

Nicholas M. Marsini, Jr.          Senior Vice President

John A. Martin                    Senior Vice President

David O. Matthews                 Senior Vice President

Walter B. McClellan               Senior Vice President

James F. McGowan                  Senior Vice President

Charlotte B. McLaughlin           Senior Vice President

James C. Mendelson                Senior Vice President

James W. Meighen                  Senior Vice President

Scott C. Meves                    Senior Vice President

Ralph S. Michael, III             Executive Vice President

J. William Mills                  Senior Vice President

Barbara A. Misner                 Senior Vice President

Marlene D. Mosco                  Senior Vice President

Scott Moss                        Senior Vice President

Peter F. Moylan                   Senior Vice President

Michael B. Nelson                 Executive Vice President

Thomas J. Nist                    Senior Vice President

Thomas H. O'Brien                 Chairman

James F. O'Day                    Senior Vice President

Cynthia G. Osofsky                Senior Vice President

Thomas E. Paisley, III            Senior Vice President

Barbara Z. Parker                 Executive Vice President

George R. Partridge               Senior Vice President

Daniel J. Panlick                 Senior Vice President

David M. Payne                    Senior Vice President

Charles C. Pearson, Jr.           President and CEO, PNC Bank, Central PA

Helen P. Pudlin                   Senior Vice President

Edward V. Randall, Jr.            President and CEO, PNC Bank, Pittsburgh

Arthur F. Rodman, III             Senior Vice President

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS

Richard C. Rhoades                Senior Vice President

Bryan W. Ridley                   Senior Vice President

James E. Rohr                     President and Chief Executive Officer

Gary Royer                        Senior Vice President

Robert T. Saltarelli              Senior Vice President

Robert V. Sammartino              Senior Vice President

William Sayre, Jr.                Senior Vice President

Alfred J. Schiavetti              Senior Vice President

David W. Schoffstall              Executive Vice President

Seymour Schwartzberg              Senior Vice President

Timothy G. Shack                  Senior Vice President

Douglas E. Shaffer                Senior Vice President

Alfred A. Silva                   Senior Vice President

George R. Simon                   Senior Vice President

Richard L. Smoot                  President and CEO of PNC Bank, Philadelphia

Timothy N. Smyth                  Senior Vice President

Kenneth S. Spatz                  Senior Vice President

Darcel H. Steber                  Senior Vice President

William F. Strome                 Senior Vice President and Secretary

Robert L. Tassome                 Senior Vice President

Jane B. Tompkins                  Senior Vice President

Robert B. Trempe                  Senior Vice President

Kevin M. Tucker                   Senior Vice President

Alan P. Vail                      Senior Vice President

Frank T. VanGrofski               Executive Vice President

Ronald H. Vicari                  Senior Vice President

William A. Wagner                 Senior Vice President

Patrick M. Wallace                Senior Vice President

Annette M. Ward-Kredel            Senior Vice President

Robert S. Wrath                   Senior Vice President

Arlene M. Yocum                   Senior Vice President

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS

Carole Yon                        Senior Vice President

George L. Ziminski, Jr.           Senior Vice President



                           PNC ASSET MANAGEMENT GROUP
                             DIRECTORS AND OFFICERS



POSITION WITH                            OTHER BUSINESS                             TYPE OF
    PAMG              NAME               CONNECTIONS                                BUSINESS
--------------------------------------------------------------------------------------------
Chairman,      Richard C. Caldwell       Executive Vice President                   Banking
Director and                             PNC Bank, National
CEO                                      Association(1)

                                         Director                                   Banking
                                         PNC National Bank(2)

                                         Director                                   Fiduciary
                                         PNC Trust Company                          Activities
                                         of New York(11)

                                         Director                                   Investment
                                         Provident Capital Management               Advisory
                                         Inc.(5)

                                         Executive Vice President                   Bank Holding
                                         PNC Bank Corp.(14)                         Company

                                         Director                                   Banking
                                         PNC Bank, New Jersey, National
                                         Association(16)

                                         Director                                   Financial
                                         PFPC Inc.(3)                               Related
                                                                                    Services

                                         Director
                                         PNC Institutional Management
                                         Corp.

                                         Director
                                         Compass Capital Group, Inc.

                                         Director
                                         BlackRock Financial Management,
                                         Inc.

                                         Director
                                         PNC Equity Advisors Co.

                                         Director
                                         PNC Bank, New England


POSITION WITH                            OTHER BUSINESS                             TYPE OF
    PAMG              NAME               CONNECTIONS                                BUSINESS
--------------------------------------------------------------------------------------------

Vice President Laurence D.               Chairman and CEO
and Director   Fink                      BlackRock Financial
                                         Management, Inc.

                                         Director
                                         PNC Institutional Management
                                         Corp.

Secretary      Pamela Fraser             Chief Counsel, Asset Management Banking
               Wilford                   & Trust
                                         PNC Bank, National
                                         Association(1)

Treasurer      Brian Lilly               None.
and CFO

Assistant      Thomas R. Moore           Secretary                                  Financial
Secretary                                PNC International Investment               Related
                                         Corporation                                Services

                                         Vice President and Secretary
                                         Pinaco, Inc.

                                         Vice President and Secretary PNC
                                         Mortgage Bank, N.A.

                                         Secretary and Treasurer
                                         PNC Brokerage Corp.

                                         Vice President                             Real Estate
                                         Provcor Properties, Inc.

                                         Vice President
                                         Provident Realty Mgmt., Inc.

Director       Vincent J.                President, CFO and Director PFPC           Financial
               Ciavardini                Inc.(3)                                    Related
                                                                                    Services

                                         Senior Vice President
                                         PNC Institutional Management
                                         Corp.

                                         Director                                   Financial
                                         PFPC International Ltd.                    Related
                                                                                    Services

                                         Director PFPC International                Financial
                                         (Cayman) Ltd.                              Related
                                                                                    Services

Director       J. Richard                Executive Vice President                   Banking
               Carnall                   PNC Bank, National
                                         Association(1)

                                         Director                                   Banking
                                         PNC National Bank(2)



POSITION WITH                            OTHER BUSINESS                             TYPE OF
    PAMG              NAME               CONNECTIONS                                BUSINESS
--------------------------------------------------------------------------------------------

                                         Chairman and Director                      Financial
                                         PFPC Inc.(3)                               Related
                                                                                    Services

                                         Director                                   Fiduciary
                                         PNC Trust Company                          Activities
                                         of New York(11)

                                         Director                                   Equipment
                                         Hayden Bolts, Inc.*

                                         Director                                   Real Estate
                                         Parkway R.E. Company*

                                         Director                                   Investment
                                         Provident Capital Management               Advisory
                                         Inc.(5)

                                         Chairman and Director                      Financial
                                         PNC Institutional Management               Related
                                         Corp.                                      Services

                                         Director
                                         PFPC International Ltd.

                                         Director                                   Financial
                                         PFPC International (Cayman) Ltd.           Related
                                                                                    Services

                                         Director                                   Investment
                                         Advanced Investment Management             Advisory

                                         Chairman                                   Mutual Fund
                                         International Dollar Reserve
                                         Fund, Ltd.

Chief Equity   Young D. Chin             Chairman, President, CEO, Chief            Investment
Officer                                  Investment Officer and Director            Advisory
                                         Provident Capital Management
                                         Inc.(5)

                                         Chairman
                                         PNC Equity Advisors Company

                                         Director
                                         CastleRock Capital Management

Director       Ralph L.                  President
               Schlosstein               BlackRock Financial
                                         Management, Inc.




(1) PNC Bank, National Association, 120 S. 17th Street, Philadelphia, PA 19103 Broad and Chestnut Streets, Philadelphia, PA 19101, 17th and Chestnut Streets, Philadelphia, PA 19103.


(2)      PNC National Bank, 103 Bellevue Parkway, Wilmington, DE  19809.

(3)      PFPC Inc., 103 Bellevue Parkway, Wilmington, DE  19809.

(4)      PNC Service Corp., 103 Bellevue Parkway, Wilmington, DE  19809.

(5) Provident Capital Management, Inc., 30 S. 17th Street, Suite 1500, Philadelphia, PA 19103.

(6)      PNC Investment Corp., Broad and Chestnut Street, Philadelphia, PA
         19101.

(7) Provident Realty Management, Inc., Broad and Chestnut Streets, Philadelphia, PA 19101.

(8)      Provident Realty, Inc., Broad and Chestnut Streets, Philadelphia, PA
         19101.

(9)      PNC Bancorp, Inc., 222 Delaware Avenue, Wilmington, DE  19810.

(10) PNC New Jersey Credit Corp, 1415 Route 70 East, Suite 604, Cherry Hill, NJ 08034.

(11)     PNC Trust Company of New York, 40 Broad Street, New York, NY  10084.

(12)     Provcor Properties, Inc., Broad and Chestnut Streets, Philadelphia, PA
         19101.

(13)     PNC Credit Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(14)     PNC Bank Corp., 5th Avenue and Wood Streets, Pittsburgh, PA  15265.

(16) PNC Bank, New Jersey, National Association, Woodland Falls Corporate Park, 210 Lake Drive East, Cherry Hill, NJ 08002.

(17)     PNC Capital Corp, 5th Avenue and Woods Streets, Pittsburgh, PA  15265.

(18)     PNC Holding Corp, 222 Delaware Avenue, P.O. Box 791, Wilmington, DE
         19899.

(19)     PNC Venture Corp, 5th Avenue and Woods Streets, Pittsburgh, PA  15265.

(20)     PNC Bank, Delaware, 300 Delaware Avenue, Wilmington, DE  19801.

(21)     Bank of Delaware Corp., 300 Delaware Avenue, Wilmington, DE  19801.

(22)     Del-Vest, Inc., 300 Delaware Avenue, Wilmington, DE  19801.

(23)     Marand Corp., 222 Delaware Avenue, Wilmington, DE  19801.

(24)     Millsboro Insurance Agency, 300 Delaware Avenue, Wilmington, DE  19801.

(25)     Roney-Richards, Inc., 300 Delaware Avenue, Wilmington, DE  19801.

Item 29.  PRINCIPAL UNDERWRITER

         (a) Counsellors Securities Inc. (the "Distributor") acts as distributor for the following investment companies:

         Warburg Pincus Cash Reserve Fund
         Warburg Pincus New York Tax Exempt Fund
         Warburg Pincus New York Intermediate Municipal Bond Fund
         Warburg Pincus Intermediate Maturity Government Fund
         Warburg Pincus Fixed Income Fund
         Warburg Pincus Global Fixed Income Fund
         Warburg Pincus Capital Appreciation Fund
         Warburg Pincus Emerging Growth Fund
         Warburg Pincus International Equity Fund
         Warburg Pincus Japan OTC Fund

         Warburg Pincus Growth & Income Fund
         Warburg Pincus Balanced Fund
         Warburg Pincus Tax Free Fund
         Warburg Pincus Emerging Markets Fund
         Warburg Pincus Global Post-Venture Capital Fund
         Warburg Pincus Health Sciences Fund
         Warburg Pincus Institutional Fund
         Warburg Pincus Japan Growth Fund
         Warburg Pincus Post-Venture Capital Fund
         Warburg Pincus Small Company Growth Fund
         Warburg Pincus Small Company Value Fund
         Warburg Pincus Strategic Value Fund
         Warburg Pincus Trust
         Warburg Pincus Trust II

The Distributor acts as a principal underwriter, depositor or investment adviser for the following investment companies: None other than Registrant and companies listed above.

         (b) The information required by this item 29(b) is incorporated by reference to Form BD (SEC File No. 15-654) filed by Distributor with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.



         (c) Information as to commissions and other compensation received by the principal underwriter from the Registrant is set forth below.

                        NET        COMPENSATION
       NAME OF     UNDERWRITING    ON REDEMPTION
      PRINCIPAL    DISCOUNTS AND        AND         BROKERAGE       OTHER
     UNDERWRITER    COMMISSIONS      REPURCHASE    COMMISSIONS   COMPENSATION
     -----------   -------------   -------------   -----------   ------------
     Counsellors        $0               $0            $0         $17,199,881
     Securities
     Inc.


         The amounts reported above in the "Other Compensation" column are 12b-1 fees paid by the Registrant to the Registrant's distributor during fiscal year 1996 on behalf of all of the Registrant's funds that have 12b-1 Plans. A description of the services performed by the distributor in connection with these fees is contained in Registrant's prospectuses relating to these funds.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

         (1) PNC Bank, National Association (successor by merger to Provident National Bank), 1600 Market Street, Philadelphia, PA 19103 (records relating to its functions as sub-adviser and custodian).

         (2) Counsellors Securities Inc., 466 Lexington Avenue, New York, New York 10017 (records relating to its functions as distributor).

         (3) PNC Institutional Management Corporation (formerly Provident Institutional Management Corporation), Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser, sub-adviser and administrator).

         (4) PFPC Inc. (formerly Provident Financial Processing Corporation), Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

         (5) Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's Articles of Incorporation, By-Laws and Minute Books).

         (6) BEA Associates, One Citicorp Center, 153 East 53rd Street, New York, New York 10022 (records relating to its function as investment adviser).

         (7) Numeric Investors, L.P., 1 Memorial Drive, Cambridge, Massachusetts 02142 (records relating to its function as investment adviser).

         (8) Boston Partners Assets Management, L.P., One Financial Center, 43rd Floor, Boston, Massachusetts 02111 (records relating to its function as investment adviser).

Item 31.  MANAGEMENT SERVICES

                  None.

Item 32.  UNDERTAKINGS

         (a) Registrant hereby undertakes to hold a meeting of shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 44 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, and State of Delaware, on the 22nd day of April, 1997.


                               THE RBB FUND, INC.

                               By:  /S/EDWARD J. ROACH
                                    Edward J. Roach
                                    President and
                                    Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


     SIGNATURE                      TITLE                        DATE


/S/EDWARD J. ROACH          President (Principal)          April 22, 1997
----------------------      Executive Officer) and
Edward J. Roach             Treasurer (Principal
                            Financial and Accounting
                            Officer)


/S/DONALD VAN RODEN         Director                       April 22, 1997
Donald van Roden

/S/FRANCIS J. MCKAY         Director                       April 22, 1997
Francis J. McKay

/S/MARVIN E. STERNBERG      Director                       April 22, 1997
Marvin E. Sternberg

/S/JULIAN A. BRODSKY        Director                       April 22, 1997
Julian A. Brodsky

/S/ARNOLD M. REICHMAN       Director                       April 22, 1997
Arnold M. Reichman

/S/ROBERT SABLOWSKY         Director                       April 22, 1997
Robert Sablowsky

                               THE RBB FUND, INC.

                                  EXHIBIT INDEX

         EXHIBITS

         (11)(a)           Consent of Drinker Biddle & Reath LLP.

         (11)(b)           Consent of Independent Accountants.

         (17)(a) Financial Data Schedules with respect to the Boston Partners Large Cap Value Fund Institutional Class.

         (17)(b) Financial Data Schedules with respect to the Boston Partners Large Cap Value Fund Investor Class.